                                                                     EXHIBIT 4.2


                       GREEN TREE FLOORPLAN FUNDING CORP.

                                   Transferor

                        GREEN TREE FINANCIAL CORPORATION

                                    Servicer

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                     Trustee

                on behalf of the Series 1999-1 Certificateholders

                                   ----------

                            SERIES 1999-1 SUPPLEMENT

                          Dated as of September 1, 1999

                                       to

                         POOLING AND SERVICING AGREEMENT

                          Dated as of December 1, 1995

                                   ----------

                  GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST

              $605,500,000 Floating Rate Floorplan Receivable Trust
                      Certificates, Series 1999-1, Class A

              $31,500,000 Floating Rate Floorplan Receivable Trust
                      Certificates, Series 1999-1, Class B

              $40,250,000 Floating Rate Floorplan Receivable Trust
                      Certificates, Series 1999-1, Class C

              $22,750,000 Floating Rate Floorplan Receivable Trust
                      Certificates, Series 1999-1, Class D

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1. Designation.........................................................1

SECTION 2. Definitions.........................................................1

SECTION 3. Optional Repurchase................................................19

SECTION 4. Delivery and Payment for the Series 1999-1 Certificates............19

SECTION 5. Form of Delivery of Series 1999-1 Certificates.....................20

SECTION 6. Article IV of Agreement............................................20

                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

     Section 4.4   Rights of Certificateholders...............................20
     Section 4.5   Collections and Allocation; Payments on Exchangeable
                   Transferor Certificate.....................................21
     Section 4.6   Determination of Monthly Interest for the Series 1999-1
                   Certificates ..............................................22
     Section 4.7   Determination of Principal Amounts.........................24
     Section 4.8   Shared Principal Collections...............................26
     Section 4.9   Application of Funds on Deposit in the Collection
                   Account for the Certificates...............................27
     Section 4.10  Coverage of Required Amount for the Series 1999-1
                   Certificates ..............................................34
     Section 4.11  Payment of Certificate Interest............................35
     Section 4.12  Payment of Certificate Principal...........................35
     Section 4.13  Investor Charge-Off........................................36
     Section 4.14  Reallocated Principal Collections for the Series 1999-1
                   Certificates ..............................................37
     Section 4.15  Determination of LIBOR.....................................38
     Section 4.16  Determination of Accumulation Period Length................38
     Section 4.17  Pre-Funding Account........................................39
     Section 4.18  Withdrawals from the Pre-Funding Account...................40

SECTION 7.  Article V of the Agreement........................................40

                                    ARTICLE V

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

     Section 5.1  Distributions...............................................41
     Section 5.2  Certificateholders' Statement...............................42

SECTION 8.  Series 1999-1 Pay Out Events......................................44

SECTION 9.  Series 1999-1 Termination.........................................45

SECTION 10. Legends; Transfer and Exchange; Restrictions on Transfer of
            Series 1999-1 Certificates; Tax Treatment.........................45

SECTION 11. Additional Restrictions on Transfers of Class C Certificates;
            Withholding Requirements; Tax Treatment...........................48

SECTION 12. Ratification of Agreement.........................................51

SECTION 13. Counterparts......................................................51

SECTION 14. GOVERNING LAW.....................................................52

SECTION 15. Instructions in Writing...........................................52


EXHIBITS
--------

EXHIBIT A   Form of Class A Investor Certificate

EXHIBIT B   Form of Class B Investor Certificate

EXHIBIT C   Form of Class C Investor Certificate

EXHIBIT D   Form of Class D Investor Certificate

EXHIBIT E   Form of Monthly Certificateholder's Statement

EXHIBIT F   Form of Representation Letter and Certification

     SERIES 1999-1 SUPPLEMENT, dated as of September 1, 1999 (the "Series Supplement") by and among GREEN TREE FLOORPLAN FUNDING CORP., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), GREEN TREE FINANCIAL CORPORATION, a corporation organized and existing under the laws of Delaware, as Servicer (the "Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee"), under the Pooling and Servicing Agreement dated as of December 1, 1995 and amended by Amendment No. 1 thereto dated as of March 11, 1998 (as amended and supplemented, the "Agreement") among the Transferor, the Servicer and the Trustee.

     Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Certificates.

     Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

     SECTION 1. Designation. There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 1999-1 Certificates." The Series 1999-1 Certificates shall be issued in four Classes, which shall be designated generally as the Floating Rate Floorplan Receivable Trust Certificates, Series 1999-1, Class A (the "Class A Certificates"), the Floating Rate Floorplan Receivable Trust Certificates, Series 1999-1, Class B (the "Class B Certificates"), the Floating Rate Floorplan Receivable Trust Certificates, Series 1999-1, Class C (the "Class C Certificates") and the Floating Rate Floorplan Receivable Trust Certificates, Series 1999-1, Class D (the "Class D Certificates"). The Series 1999-1 Certificates shall be paired with the Series 1996-2 Certificates, in the manner and to the extent provided herein.

     SECTION 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern with respect to the Series 1999-1 Certificates. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1999-1 Certificates and no other Series of Certificates issued by the Trust.

     "ABC Fixed/Floating Allocation Percentage" means, (i) for any Business Day on which the Pre-Allocated Invested Amount is greater than zero, zero, and (ii) for any Business Day on which the Pre-Allocated Invested Amount is zero, the percentage equivalent of a fraction, the numerator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of the Pool Balance and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

     "ABC Investor Default Amount" means, for any Business Day, an amount equal to the product of (a) the sum of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Class C Floating Allocation Percentage applicable on such Business Day and (b) the aggregate principal amount (exclusive of the portion thereof allocable to the Discount Factor, if any) of Defaulted Receivables identified since the prior reporting date.

     "Accumulation Period Commencement Date" means the first day of the July 2002 Monthly Period if the Accumulation Period Length is four months, the first day of the August 2002 Monthly Period if the Accumulation Period Length is three months, the first day of the September 2002 Monthly Period if the Accumulation Period Length is two months, and the first day of the October 2002 Monthly Period if the Accumulation Period Length is one month; provided, however, if the Accumulation Period Length has been determined to be less than four months and, after such determination, any outstanding Series enters into an early amortization period, the Accumulation Period Commencement Date shall be the earlier of (x) the date on which such other outstanding Series entered its early amortization period and (y) the Accumulation Period Commencement Date as previously determined.

     "Accumulation Period Length" means the one, two, three or four month(s) period determined on June 13, 2002, and shall be calculated as the product, rounded upwards to the nearest integer, of (a) four and (b) a fraction, the numerator of which is the Invested Amount as of June 13, 2002 (after giving effect to all changes therein on such date) and the denominator of which is the sum of such Invested Amount and the invested amounts as of June 13, 2002 (after giving effect to all changes therein on such date) of all other outstanding Series whose respective revolving periods are not scheduled to end before the last day of the October 2002 Monthly Period.

     "Accumulation Shortfall" means, for the succeeding Monthly Period, the amount by which the Controlled Deposit Amount exceeds the amount deposited in the Principal Account for any Monthly Period.

     "Additional Class D Invested Amount" means any increase in the Class D Invested Amount agreed to in connection with an increase by the Transferor in any of the percentages used to calculate the Overconcentration Amounts.

     "Additional Interest" means, at any time of determination, the sum of Class A Additional Interest, Class B Additional Interest, Class C Additional Interest and Class D Additional Interest.

     "Base Rate" means the sum of (i) the weighted average of the Class A Certificate Rate, the Class B Certificate Rate, the Class C Certificate Rate and the Class D Certificate Rate, plus (ii) 2% per annum.

     "Carryover Class A Interest" means (a) any Class A Monthly Interest due but not paid on any previous Distribution Date plus (b) any Class A Additional Interest.

     "Carryover Class B Interest" means (a) any Class B Monthly Interest due but not paid on any previous Distribution Date plus (b) any Class B Additional Interest.

     "Carryover Class C Interest" means (a) any Class C Monthly Interest due but not paid on any previous Distribution Date plus (b) any Class C Additional Interest.

     "Carryover Class D Interest" means (a) any Class D Monthly Interest due but not paid on any previous Distribution Date plus (b) any Class D Additional Interest.

     "Cash Equivalents" mean, unless otherwise provided in this Series Supplement, (a) negotiable instruments or securities represented by instruments in bearer or registered form which evidence (i) obligations of or fully guaranteed by the United States of America; (ii) time deposits, promissory notes, or certificates of deposit of any depositary institution or trust company; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits of such depositary institution or trust company shall have a credit rating from Standard & Poor's of A-1+, from Moody's of P-1 and from Fitch of F-1+ if rated by Fitch; (iii) commercial paper having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from Standard & Poor's of A-1+, from Moody's of P-1 and from Fitch of F-1+ if rated by Fitch; (iv) banker's acceptances issued by any depositary institution or trust company described in clause (a)(ii) above; and (v) investments in money market funds rated AAA-m or AAA-mg by Standard & Poor's, Aaa by Moody's and AAA by Fitch if rated by Fitch or otherwise approved in writing by Moody's, Standard & Poor's and Fitch; (b) time deposits and demand deposits in the name of the Trust or the Trustee in any depositary institution or trust company referred to in clause (a)(ii) above; (c) securities not represented by an instrument that are registered in the name of the Trustee or its nominee (which may not be Green Tree or an Affiliate) upon books maintained for that purpose by or on behalf of the issuer thereof and identified on books maintained for that purpose by the Trustee as held for the benefit of the Trust or the Certificateholders, and consisting of (x) shares of an open end diversified investment company which is registered under the Investment Company Act which (i) invests its assets exclusively in obligations of or guaranteed by the United States of America or any instrumentality or agency thereof having in each instance a final maturity date of less than one year from their date of purchase or other Cash Equivalents, (ii) guarantees to maintain a constant net asset value per share,
(iii) has aggregate net assets of not less than $100,000,000 on the date of purchase of such shares and (iv) which each Rating Agency designates in writing will not result in a withdrawal or downgrading of its then current rating of any Series rated by it or (y) Eurodollar time deposits of a depository institution or trust company that are rated A-1+ by Standard & Poor's, P-1 by Moody's and F-1+ by Fitch if rated by Fitch; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, the Eurodollar deposits of such depositary institution or trust company shall have a credit rating from Standard & Poor's of A- 1+, from Moody's of P-1 and from Fitch of F-1+ if rated by Fitch; and (d) any other investment if each Rating Agency confirms in writing that such investment will not adversely affect its then current rating of the Investor Certificates.

     "Class A Additional Interest" shall have the meaning specified in subsection 4.6(a).

     "Class A Certificate Rate" means, with respect to any Interest Accrual Period, the lesser of (i) the applicable LIBOR plus ___% per annum or (ii) the applicable Net Receivables Rate.

     "Class A Certificateholder" means the Person in whose name a Class A Certificate is registered in the Certificate Register.

     "Class A Certificateholders' Interest" means the portion of the Series 1999-1 Certificateholder's Interest evidenced by the Class A Certificates.

     "Class A Certificates" means any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto.

     "Class A Fixed/Floating Allocation Percentage" means, (i) with respect to any Business Day on which the Pre-Allocated Invested Amount is greater than zero, zero, and (ii) for any Business Day on which the Pre-Allocated Invested Amount is zero, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the Pool Balance and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

     "Class A Floating Allocation Percentage" means, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the Pool Balance and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

     "Class A Initial Invested Amount" means the aggregate initial principal amount of the Class A Certificates, which is $605,500,000.

     "Class A Interest Shortfall" shall have the meaning specified in subsection 4.6(a).

     "Class A Invested Amount" means an amount equal to

          (a) the initial principal balance of the Class A Certificates, minus
     (i) the Class A Percentage of the initial deposit to the Pre-Funding Account, plus (ii) the Class A Percentage of any withdrawals from the Pre-Funding Account pursuant to Section 4.18(b) in connection with the addition of Receivables to the Trust or payment of principal to the Series 1996-2 Certificates plus (iii) the Class A Percentage of any withdrawals from the Pre-Funding Account pursuant to Section 4.18(c), at the end of the Funding Period, for deposit into the Excess Funding Account, minus

          (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class A
     Certificateholders prior to such date, minus

          (c) the aggregate amount of Class A Investor Charge-Offs for all prior Determination Dates, and plus

          (d) the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(vi) (including amounts applied pursuant to such subsection but funded pursuant to Section 4.10(a) and (b) and
     Section 4.14(a), (b) and (c)) for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (c).

     "Class A Investor Charge-Off" shall have the meaning specified in subsection 4.13(d).

     "Class A Monthly Interest" means the interest distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.6(a).

     "Class A Percentage" means the percentage derived from the fraction, the numerator of which is the Class A Initial Invested Amount and the denominator of which is the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Class C Initial Invested Amount.

     "Class A Pre-Funded Amount" means the product of the Pre-Funded Amount and the Class A Percentage.

     "Class A Principal" means the principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.7(a).

     "Class A Required Amount" means the amount determined by the Servicer on each Business Day in a Monthly Period equal to the excess, if any, of

          (x) the sum of (i) Class A Monthly Interest for the prior Monthly Period, (ii) any Class A Monthly Interest due but not paid on any previous Distribution Date plus any Class A Additional Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date,
     (iii) if Green Tree or an Affiliate of Green Tree is no longer the Servicer, the Class A Floating Allocation Percentage of the Servicing Fee for the prior Monthly Period and (iv) the Class A Floating Allocation Percentage of the Investor Default Amount, to the extent not previously paid, for any Business Day in the prior Monthly Period over

          (y) the Series Available Interest Collections plus any Excess Interest Collections from other Series allocated with respect to the amounts described in clauses (x)(i) through (iv).

     "Class A Scheduled Payment Date" means the Distribution Date in November 2002.

     "Class B Additional Interest" shall have the meaning specified in subsection 4.6(b).

     "Class B Certificate Rate" means, with respect to any Interest Accrual Period, the lesser of (i) the applicable LIBOR plus _____% per annum or (ii) the applicable Net Receivables Rate.

     "Class B Certificateholder" means the Person in whose name a Class B Certificate is registered in the Certificate Register.

     "Class B Certificateholders' Interest" means the portion of the Series 1999-1 Certificateholders' Interest evidenced by the Class B Certificates.

     "Class B Certificates" means any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B hereto.

     "Class B Daily Principal Amount" shall have the meaning specified in subsection 4.9(c)(ii).

     "Class B Fixed/Floating Allocation Percentage" means, (i) with respect to any Business Day on which the Pre-Allocated Invested Amount is greater than zero, zero, and (ii) for any Business Day on which the Pre-Allocated Invested Amount is zero, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the Pool Balance and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

     "Class B Floating Allocation Percentage" means, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the Pool Balance and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

     "Class B Initial Invested Amount" means the aggregate initial principal amount of the Class B Certificates, which is $31,500,000.

     "Class B Interest Shortfall" shall have the meaning specified in subsection 4.6(b).

     "Class B Invested Amount" for any date means an amount equal to

          (a) the initial principal balance of the Class B Certificates, minus
     (i) the Class B Percentage of the initial deposit to the Pre-Funding Account, plus (ii) the Class B Percentage of any withdrawals from the Pre-Funding Account pursuant to Section 4.18(b) in connection with the addition of Receivables to the

     Trust or payment of principal to the Series 1996-2 Certificates plus (iii) the Class B Percentage of any withdrawals from the Pre-Funding Account pursuant to Section 4.18(c), at the end of the Funding Period, for deposit into the Excess Funding Account, minus

          (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class B
     Certificateholders prior to such date, minus

          (c) the aggregate amount of the Class B Investor Charge-Offs for all prior Determination Dates equal to the amount by which the Class B Invested Amount has been reduced to fund the Investor Default Amounts on all prior Determination Dates pursuant to Section 4.13(c), minus

          (d) the aggregate amount of Reallocated Class B Principal Collections for which neither the Class D Invested Amount nor the Class C Invested Amount has been reduced for all prior Distribution Dates, and plus

          (e) the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(viii) (including amounts applied pursuant to such subsection but funded pursuant to Section 4.10(a) and (b) and Section 4.14(a) and (b)) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

     "Class B Investor Charge-Off" shall have the meaning specified in subsection 4.13(c).

     "Class B Monthly Interest" means the interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.6(b).

     "Class B Percentage" means the percentage derived from the fraction the numerator of which is the Class B Initial Invested Amount and the denominator of which is the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Class C Initial Invested Amount.

     "Class B Pre-Funded Amount" means the product of the Pre-Funded Amount and the Class B Percentage.

     "Class B Principal" means the principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.7(b).

     "Class B Principal Commencement Date" means the earliest of (a) the Class B Scheduled Payment Date, (b) the Distribution Date during the Early Amortization Period on which the Class A Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1999-1 Investor Certificates remaining after payments have been made to the Class A Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount is paid in full and (c) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(d), 9.2, 10.2,
12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement.

     "Class B Required Amount" means the amount determined by the Servicer on each Business Day in a Monthly Period equal to the excess, if any, of

          (x) the sum of (i) Class B Monthly Interest for the prior Monthly Period, (ii) any Class B Monthly Interest due but not paid on any previous Distribution Date plus any Class B Additional Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date,
     (iii) if Green Tree or an Affiliate of Green Tree is no longer the Servicer, the Class B Floating Allocation Percentage of the Servicing Fee for the prior Monthly Period and (iv) the Class B Floating Allocation Percentage of the Investor Default Amount, to the extent not previously paid, for any Business Day in the prior Monthly Period over

          (y) the Series Available Interest Collections plus any Excess Interest Collections from other Series allocated with respect to the amounts described in clauses (x)(i) through (iv).

     "Class B Scheduled Payment Date" means the Distribution Date in December 2002.

     "Class C Additional Interest" shall have the meaning specified in subsection 4.6(c).

     "Class C Certificate Rate" means, with respect to any Interest Accrual Period, the lesser of (i) the applicable LIBOR plus _____% per annum or (ii) the applicable Net Receivables Rate.

     "Class C Certificateholder" means the Person in whose name a Class C Certificate is registered in the Certificate Register.

     "Class C Certificateholders' Interest" means the portion of the Series 1999-1 Certificateholders' Interest evidenced by the Class C Certificates.

     "Class C Certificates" means any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit C hereto.

     "Class C Daily Principal Amount" shall have the meaning specified in subsection 4.9(c)(iii).

     "Class C Fixed/Floating Allocation Percentage" means, (i) with respect to any Business Day on which the Pre-Allocated Invested Amount is greater than zero, zero, and (ii) for any Business Day on which the Pre-Allocated Invested Amount is zero, the percentage equivalent of a fraction, the numerator of which is the Class C Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the Pool Balance and the amount on deposit in the Excess Funding Account at the end of the preceding

Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

     "Class C Floating Allocation Percentage" means, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class C Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the Pool Balance and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

     "Class C Initial Invested Amount" means the aggregate initial principal amount of the Class C Certificates, which is $40,250,000.

     "Class C Interest Shortfall" shall have the meaning specified in subsection 4.6(c).

     "Class C Invested Amount" for any date means an amount equal to

          (a) the initial principal balance of the Class C Certificates, minus
     (i) the Class C Percentage of the initial deposit to the Pre-Funding Account, plus (ii) the Class C Percentage of any withdrawals from the Pre-Funding Account pursuant to Section 4.18(b) in connection with the addition of Receivables to the Trust or payment of principal to the Series 1996-2 Certificates plus (iii) the Class C Percentage of any withdrawals from the Pre-Funding Account pursuant to Section 4.18(c), at the end of the Funding Period, for deposit into the Excess Funding Account, minus

          (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class C
     Certificateholders prior to such date, minus

          (c) the aggregate amount of the Class C Investor Charge-Offs for all prior Distribution Dates equal to the amount by which the Class C Invested Amount has been reduced to fund the Investor Default Amounts on all prior Distribution Dates pursuant to Section 4.13(b), minus

          (d) the aggregate amount of Reallocated Class C Principal Collections for which the Class D Invested Amount has not been reduced for all prior Distribution Dates (provided that the Class C Invested Amount may not be reduced below zero), and plus

          (e) the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(ix) (including amounts applied pursuant to such subsection but funded pursuant to Section 4.10(a) and (b) and
     Section 4.14(a)) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

     "Class C Investor Charge-Off" shall have the meaning specified in subsection 4.13(b).

     "Class C Monthly Interest" means the interest distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.6(c).

     "Class C Percentage" means the percentage derived from the fraction the numerator of which is the Class C Invested Initial Amount and the denominator of which is the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Class C Initial Invested Amount.

     "Class C Pre-Funded Amount" means the product of the Pre-Funded Amount and the Class C Percentage.

     "Class C Principal" means the principal distributable in respect of the Class C Certificates as calculated in accordance with Section 4.7(c).

     "Class C Principal Commencement Date" means the earlier of (a) the Distribution Date on which the Class B Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1999-1 Investor Certificates remaining after payments have been made to the Class B Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class B Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in the Pooling and Servicing Agreement and the 1999-1 Series Supplement.

     "Class C Required Amount" means the amount determined by the Servicer on each Business Day in a Monthly Period equal to the excess, if any, of (x) the sum of (i) if the Class A Certificates and Class B Certificates have been reduced to zero, interest accrued on the Class C Certificates for the prior Monthly Period, (ii) if the Class A Certificates and Class B Certificates have been reduced to zero, any interest due on the Class C Certificates but not paid on any previous Distribution Date plus any Class C Additional Interest previously due but not paid to the Class C Certificateholders on a prior Distribution Date, (iii) if Green Tree or an Affiliate of Green Tree is no longer the Servicer, the Class C Floating Allocation Percentage of the Servicing Fee for the prior Monthly Period and (iv) the Class C Floating Allocation Percentage of the Investor Default Amount, to the extent not previously paid, for any Business Day in the prior Monthly Period over (y) the Series Available Interest Collections plus any Excess Interest Collections from other Series allocated with respect to the amounts described in clauses (x)(i) through (iv).

     "Class D Additional Interest" shall have the meaning specified in subsection 4.6(d).

     "Class D Certificate Rate" means, with respect to any Interest Accrual Period, the lesser of (i) the applicable LIBOR plus _____% per annum or (ii) the applicable Net Receivables Rate.

     "Class D Certificateholder" means the person in whose name a Class D Certificate is registered in the Certificate Register.

     "Class D Certificateholders' Interest" means the portion of the Series 1999-1 Certificateholders' Interest evidenced by the Class D Certificates.

     "Class D Certificates" means any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit D hereto.

     "Class D Fixed/Floating Allocation Percentage" means, (i) with respect to any Business Day on which the Pre-Allocated Invested Amount is greater than zero, zero, and (ii) for any Business Day on which the Pre-Allocated Invested Amount is zero, the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the Pool Balance and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

     "Class D Floating Allocation Percentage" means, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the Pool Balance and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

     "Class D Incremental Invested Amount" means, for any Monthly Period, the product of (a) a fraction, the numerator of which the Invested Amount (exclusive of the Class D Incremental Invested Amount) on the last day of the immediately preceding Monthly Period and the denominator of which is the Pool Balance on such last day, times (b) the Overconcentration Amount for the Distribution Date related to such Monthly Period.

     "Class D Initial Invested Amount" means the aggregate initial principal amount of the Class D Certificates (exclusive of the Class D Incremental Invested Amount), which is $22,750,000.

     "Class D Invested Amount" means an amount equal to

          (a) the Class D Initial Invested Amount, plus

          (b) the Class D Incremental Invested Amount for the related Monthly Period, plus

          (c) any Additional Class D Invested Amount, minus

          (d) the aggregate amount of principal payments made to Class D Certificateholders prior to such date, minus

          (e) the aggregate amount of Class D Investor Charge-Offs for all prior Distribution Dates equal to the amount by which the Class D Invested Amount has been reduced to fund Investor Default Amounts on all prior Distribution Dates pursuant to Section 4.13(a), minus

          (f) the aggregate amount of Reallocated Class D Principal Collections for all prior Distribution Dates, plus

          (g) the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(x) (including amounts applied pursuant to such subsection but funded pursuant to Section 4.10(a) and (b)) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses
     (e) and plus (f).

     "Class D Investor Charge-Off" shall have the meaning specified in subsection 4.13(a).

     "Class D Investor Default Amount" means the portion of all Defaulted Receivables in an amount equal to the product of (a) the Class D Floating Allocation Percentage and (b) the aggregate principal amount (exclusive of the portion thereof allocable to the Discount Factor, if any) of Defaulted Receivables identified since the prior reporting date.

     "Class D Principal" means the principal distributable in respect of the Class D Certificates as calculated in accordance with subsection 4.7(d).

     "Class D Principal Payment Commencement Date" means the earlier of (a) the Distribution Date on which the Class C Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1999-1 Investor Certificates remaining after payments have been made to the Class C Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class C Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Pooling and Servicing Agreement and the 1999-1 Series Supplement.

     "Class D Subaccount" means a subaccount of the Excess Funding Account, into which Principal Collections allocable to Class D Certificates will be deposited during any Early Amortization Period.

     "Controlled Accumulation Amount" means the quotient derived from dividing the Class A Invested Amount as of the Distribution Date in June 2002 (after giving effect to any changes therein on such date) by the Accumulation Period Length.

     "Controlled Accumulation Period" means, with respect to the Series 1999-1 Certificates, unless a Pay Out Event shall have occurred with respect to such Series prior thereto, the period commencing on the Accumulation Period Commencement Date and ending upon the earliest to occur of (i) the commencement of the Early Amortization Period, (ii) payment in full to the Investor Certificateholders of the Invested Amount, and (iii) the Series 1999-1 Termination Date.

     "Controlled Deposit Amount" means, for any Monthly Period, the sum of the
(i) Controlled Accumulation Amount for such Monthly Period plus (ii) the Accumulation Shortfall for the related Monthly Period.

     "Distribution Date" means the 13th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning October 13, 1999.

     "Early Amortization Period" means the period beginning on the earlier of
(a) the first day of the Monthly Period preceding the Initial Principal Payment Date and (b) the date that a Pay Out Event occurs, and ending on the earlier of
(i) the date on which the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount have been paid in full and (ii) the Series 1999-1 Termination Date.

     "Enhancement" means, with respect to the Class A Certificates, the subordination of the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount, with respect to the Class B Certificates, the subordination of the Class C Invested Amount and the Class D Invested Amount, and with respect to the Class C Certificates, the subordination of the Class D Invested Amount.

     "Excess Interest Collections" means, with respect to any Business Day, as the context requires, either (x) the amount described in subsection 4.9(a)(xiv) allocated to the Series 1999-1 Certificates but available to cover shortfalls in amounts paid from Interest Collections for other Series, if any, or (y) the aggregate amount of Interest Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1999-1 Certificates.

     "Fixed/Floating Allocation Percentage" means, (i) for any Business Day on which the Pre-Allocated Invested Amount is greater than zero, zero, and (ii) for any Business Day on which the Pre-Allocated Invested Amount is zero, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount or the Class D Invested Amount, respectively, at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the Pool Balance (plus amounts, if any, on deposit in the Excess Funding Account) at the end of the preceding Business Day and (b) the sum of the numerators used to calculate allocation percentages with respect to Principal Collections for all Series.

     "Floating Allocation Percentage" means for any Business Day, the sum of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage, the Class C Floating Allocation Percentage and the Class D Floating Allocation Percentage.

     "Full Invested Amount" shall mean $700,000,000.

     "Funding Period" shall mean the period from and including the Series 1999-1 Issuance Date to but excluding the earlier of (x) the first day for which the Invested Amount equals the Full Invested Amount; (y) the first day on which a Pay Out Event is deemed to occur and (z) the first day of the _______________ Monthly Period.

     "Initial Invested Amount" means the aggregate initial principal amount of the Investor Certificates of Series 1999-1 less the Initial Pre-Funded Amount, or $__________; provided, however, that for purposes of calculating the Minimum Aggregate Principal Receivables, the

Initial Invested Amount of Series 1999-1 shall be deemed to be zero until the Pre-Allocated Invested Amount equals zero.

     "Initial Pre-Funded Amount" shall mean $___________.

     "Initial Principal Payment Date" means initially the November 2001 Distribution Date, but will successively and automatically be extended to the next Distribution Date after the then-current Initial Principal Payment Date unless the Servicer elects not to so extend; provided, however, that the Initial Principal Payment Date may not be later than the Class A Scheduled Payment Date.

     "Interest Accrual Period" means, with respect to a Distribution Date, the period from and including the preceding Distribution Date (or, in the case of the first Distribution Date, from and including the Series 1999-1 Issuance Date) to but excluding such Distribution Date.

     "Invested Amount" means, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A Invested Amount as of such Business Day, (b) the Class B Invested Amount as of such Business Day, (c) the Class C Invested Amount as of such Business Day and (d) the Class D Invested Amount as of such Business Day.

     "Investor Certificateholder" means the Holder of record of an Investor Certificate of Series 1999-1.

     "Investor Certificates" means the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates.

     "Investor Charge-Off" means the sum of the Class A Investor Charge-Off, the Class B Investor Charge-Off, the Class C Investor Charge-Off and the Class D Investor Charge-Off.

     "Investor Default Amount" means, with respect to each Business Day, an amount equal to the product of the Floating Allocation Percentage applicable for such Business Day and the principal amount (exclusive of the portion thereof allocable to the Discount Factor, if any) of Defaulted Receivables identified since the prior Business Day.

     "Investor Percentage" means for any Business Day, (a) with respect to Interest Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period, the Floating Allocation Percentage and
(b) with respect to Principal Receivables during the Controlled Accumulation Period or Early Amortization Period, the Fixed/Floating Allocation Percentage.

     "LIBOR" means, for any Interest Accrual Period, the London interbank offered quotations for one-month Dollar deposits on the related LIBOR Determination Date determined by the Trustee in accordance with the provisions of Section 4.15.

     "LIBOR Determination Date" means, for any Interest Accrual Period following the initial Interest Accrual Period, the second Business Day prior to the commencement of the second and each subsequent Interest Accrual Period. With respect to the initial Interest Accrual Period, the Trustee will determine LIBOR on September 28, 1999 for the period from September 30, 1999 up to but excluding October 13, 1999. For purposes of this definition, the term "Business Day" means any day on which banks in London and New York are open for the transaction of international business.

     "Manufacturer Overconcentration" on any Distribution Date shall mean, the excess of (a) the aggregate of all amounts of Principal Receivables in Accounts created pursuant to Floorplan Agreements with a single Manufacturer on the last day of the Monthly Period immediately preceding such Distribution Date that are covered by a Floorplan Agreement with such Manufacturer over (b) 15% of the total Principal Receivables on the last day of such immediately preceding Monthly Period. Certain Manufacturers may be subject to a higher percentage limit acceptable to each Rating Agency without any reduction or withdrawal of its rating of Certificates rated by such Rating Agency, but in no case higher than 20%. Notwithstanding the above, the percentage in clause (b) for such Overconcentration may be increased by the Transferor, without the consent of any Certificateholder, to a level acceptable to each Rating Agency without any reduction or withdrawal of its rating of Certificates rated by such Rating Agency (but which may involve an adjustment, upward or downward, of certain Invested Amounts).

     "Minimum Aggregate Principal Receivables" means the sum of all numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

     "Minimum Transferor Interest" means, as of any date of determination, the sum of the product for each Series of (i) the Minimum Transferor Percentage for such Series, times (ii) the Invested Amount for such Series.

     "Minimum Transferor Percentage" is 4% with respect to the Series 1999-1 Certificates.

     "Monthly Payment Rate" means, for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the aggregate of the Receivables balances (without deducting therefrom the discount portion, if any) collected during such Monthly Period and the denominator of which is the average daily aggregate Receivables balance (without deducting therefrom the discount portion, if any) for such Monthly Period.

     "Monthly Period" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Series 1999-1 Certificates shall begin on and include September 30, 1999.

     "Monthly Servicing Fee" means the portion of the servicing fee allocable to the Series 1999-1 Certificateholders' Interest during each Monthly Period, which will be equal to one-twelfth of the product of (x) the Servicing Fee Rate per annum and (y) the Invested Amount on the first day of such Monthly Period or, in the case of the first Distribution Date, the initial principal amount of the Series 1999-1 Certificates.

     "Negative Carry Amount" means, for any Business Day, to the extent that any amounts are on deposit in the Excess Funding Account or the Pre-Funding Account on such Business Day, an amount equal to the excess of (x) the product of (a) the Base Rate, (b) the aggregate amount on deposit in the Excess Funding Account and the Pre-Funding Account and (c) the number of days elapsed since the previous Business Day divided by the actual number of days in such year over (y) the aggregate amount of all earnings since the previous Business Day available from the Cash Equivalents in which funds on deposit in the Excess Funding Account and the Pre-Funding Account are invested.

     "Net Receivables Rate" means, for any Distribution Date, the sum of (i) the weighted average of the interest rates borne by the Receivables during the second preceding Monthly Period (because interest payments on the Receivables at such rates will be due and payable in the Monthly Period preceding such Distribution Date), plus (ii) the product of (x) the Monthly Payment Rate for the Monthly Period preceding such Distribution Date, the (y) Discount Factor, if any, for such Distribution Date, and (z) twelve, less 2% per annum, unless the Servicing Fee has been waived for such Monthly Period.

     "Paying Agent" means, for the Series 1999-1 Certificates, Norwest Bank Minnesota, National Association and Banque Generale du Luxembourg.

     "Period Length Determination Date" means the Determination Date immediately preceding the June 2002 Distribution Date and each Determination Date thereafter until the Controlled Accumulation Period commences.

     "Pre-Allocated Invested Amount" means, on any date, (a) the amount of principal paid on the Series 1996-2 Certificates on the December 1999 Distribution Date, plus the aggregate amount of principal paid to the Series 1996-2 Certificateholders on each subsequent Distribution Date, plus the aggregate amount deposited in the Principal Account for Series 1996-2 but not yet paid to the Series 1996-2 Certificateholders, or (b) on and after the date the amount described in (a) is equal to $538,000,000, zero.

     "Pre-Funded Amount" shall mean (a) the Initial Pre-Funded Amount, minus (b) the amount withdrawn from the Pre-Funding Account during the Funding Period pursuant to Section 4.18, minus (c) the amount of any principal losses on funds on deposit in the Pre-Funding Account and minus (d) the amount withdrawn from the Pre-Funding Account and deposited in the Excess Funding Account pursuant to
Section 4.17(b).

     "Pre-Funding Account" means the account established and maintained pursuant to subsection 4.17(a).

     "Principal Funding Investment Shortfall" means, for any day, the difference between the amount of interest actually earned on investments in the Principal Account on any day and the amount of interest that would have been earned on such investments at the Base Rate for such day.

     "Principal Investment Proceeds" means investment earnings (net of investment losses and expenses) on funds on deposit in the Principal Account during the Controlled Accumulation Period.

     "Principal Shortfalls" means the amounts representing scheduled or permitted principal distributions to certificateholders and deposits to principal funding accounts, if any, for any Series that have not been covered out of the Principal Collections allocable to such Series and certain other amounts.

     "Product Line Overconcentration" on any Distribution Date means the excess of (a) the aggregate of all amounts of Principal Receivables in the Accounts that represent financing for a single product line (other than Asset-Based Receivables and Receivables that represent financing for manufactured housing) on the last day of the Monthly Period immediately preceding such Distribution Date over (b) 5% for marine products, 25% for recreational vehicles, 10% for lawn and garden equipment, and 10% for any other products in total, of the total Principal Receivables on the last day of such immediately preceding Monthly Period. Notwithstanding the above, in the case of each such Overconcentration, the percentage in clause (b) for such Overconcentration may be increased or decreased by the Transferor, without the consent of any Certificateholder, to a level acceptable to each Rating Agency without any reduction or withdrawal of its rating of any Certificates rated by it (but which may involve an adjustment, upward or downward, of certain Invested Amounts).

     "Purchase Agreement" means the Receivables Purchase Agreement dated as of December 1, 1995, between the Transferor and Green Tree Financial Corporation.

     "Qualified Institution" means a depository institution or trust company, which may include the Trustee, organized under the laws of the United States or any one of the states thereof, which at all items has a certificate of deposit rating of P-1 by Moody's, of A-1+ by Standard & Poor's, of F-1+ by Fitch if rated by Fitch or long-term unsecured debt obligation (other than such obligation the rating of which is based on collateral or on the credit of a person other than such institution or trust company) rating of Aaa by Moody's, of AAA by Standard & Poor's, and of AAA by Fitch if rated by Fitch and deposit insurance provided by the FDIC, or a depository institution, which may include the Trustee, which is acceptable to the Rating Agencies; provided, however, that no such rating shall be required of an institution which shall have corporate trust powers and which maintains the Collection Account, any principal account, any interest funding account or any other account maintained for the benefit of Certificateholders as a fully segregated trust account with the trust department of such institution which is rated at least Baa3 by Moody's.

     "Rating Agency" means each of Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") and Fitch IBCA, Inc. ("Fitch").

     "Reallocated Class B Principal Collections" shall have the meaning specified in subsection 4.14(c).

     "Reallocated Class C Principal Collections" shall have the meaning specified in subsection 4.14(b).

     "Reallocated Class D Principal Collections" shall have the meaning specified in subsection 4.14(a).

     "Reallocated Principal Collections" means the sum of Reallocated Class B Principal Collections, Reallocated Class C Principal Collections and Reallocated Class D Principal Collections.

     "Reference Banks" shall mean three major banks in the London interbank market selected by the Servicer to determine and provide LIBOR on the basis of quotations of the offered rates for one-month United States dollar deposits following the LIBOR Determination Date.

     "Required Amount" shall have the meaning specified in Section 4.10.

     "Revolving Period" with respect to Series 1999-1 means the period from and including the Series 1999-1 Issuance Date to, but not including, the earliest of
(a) if the Initial Principal Payment Date is not extended, the Monthly Period preceding the Initial Principal Payment Date, (b) the commencement of the Controlled Accumulation Period and (c) the occurrence of a Pay Out Event.

     "Series 1999-1" means the Series of the Green Tree Floorplan Receivables Master Trust represented by the Series 1999-1 Certificates.

     "Series 1999-1 Certificateholder" means the holder of record of any Series 1999-1 Certificate.

     "Series 1999-1 Certificateholders' Interest" shall have the meaning specified in Section 4.4.

     "Series 1999-1 Issuance Date" means September 30, 1999.

     "Series 1999-1 Pay Out Event" shall have the meaning specified in Section 8 of this Series Supplement.

     "Series 1999-1 Termination Date" means the earlier of (i) the date in which the final distribution of principal and interest on the Series 1999-1 Certificates is made and (ii) the November 2004 Distribution Date.

     "Series Available Interest Collections" shall have the meaning specified in
Section 4.9(a).

     "Servicing Fee Rate" means 2.00% per annum.

     "Shared Principal Collections" means, as the context requires, either (a) the amount allocated to the Series 1999-1 Investor Certificates which, in accordance with subsections 4.9(b) and 4.9(c)(v) of the Agreement, may be applied in accordance with Section 4.3(e) of the Agreement or (b) the amounts allocated to the investor certificates (other than Transferor Retained Certificates) of other Series which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied as principal with respect to the Series 1999-1 Certificates.

     "Targeted Holder" shall mean each holder of a right to receive interest or principal with respect to the Class C Certificates (or other interests in the Trust), other than Certificates (or other such interests) with respect to which an opinion is rendered that such Certificates (or other such interests) will be treated as debt for federal income tax purposes, and any holder of a right to receive any amount in respect of the Exchangeable Transferor Certificate; provided, that any Person holding more than one interest each of which would cause such Person to be a Targeted Holder shall be treated as a single Targeted Holder.

     "Termination Payment Date" means the earlier of the first Distribution Date following the liquidation or sale of the Receivables as a result of an Insolvency Event and the occurrence of the Series 1999-1 Termination Date.

     "Transfer" shall have the meaning specified in subsection 11(a) of this Series Supplement.

     "Transferor Interest Collections" means, on any Business Day, the product of (a) the Interest Collections, (b) the Transferor Percentage and (c) the Series Allocation Percentage for such Business Day.

     "Transferor Retained Certificates" means, with respect to Series 1999-1, the Class D Certificates, which the Transferor retains, but only to the extent that and for so long as the Transferor is the Holder of such Certificates.

     "Trust Accounts" means the Interest Funding Account, the Principal Account, the Distribution Account, the Collection Account, the Excess Funding Account, the Pre-Funding Account and the Class D Subaccount of the Excess Funding Account.

     SECTION 3. Optional Repurchase. The Series 1999-1 Certificates shall be subject to termination by the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount is reduced to an amount less than or equal to 10% of the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Class C Initial Invested Amount. The deposit required in connection with any such termination and final distribution shall be equal to the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount plus accrued and unpaid interest on the Class A Certificates, Class B Certificates and Class C Certificates through the day prior to the Distribution Date on which the final distribution occurs.

     SECTION 4. Delivery and Payment for the Series 1999-1 Certificates. The Transferor shall execute and deliver the Series 1999-1 Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1999-1 Certificates to or upon the order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement. It is a condition to the issuance of the Class A Certificates that they be rated "AAA" by Standard & Poor's, "Aaa" by Moody's and "AAA" by Fitch. It is a condition to the issuance of the Class B Certificates that they be rated at least "A" by Standard & Poor's, "A3" by Moody's and "AA-" by Fitch. It is a condition to the issuance of the Class C Certificates that they be rated at least "BBB" by Fitch.

     SECTION 5. Form of Delivery of Series 1999-1 Certificates. The Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates shall be delivered as Registered Certificates as provided in
Section 6.1 of the Agreement. The Class C Certificates and the Class D Certificates shall not be represented by Book-Entry Certificates pursuant to
Section 6.10.

     SECTION 6. Article IV of Agreement. Sections 4.1, 4.2 and 4.3 of the Agreement shall read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1999-1
Certificates:

                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

     Section 4.4 Rights of Certificateholders. The Series 1999-1 Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 1999-1 Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and the Fixed/Floating Allocation Percentage (as applicable from time to time) of Collections available in the Collection Account, (b) funds allocable to the Series 1999-1 Certificates on deposit in the Excess Funding Account, the Class D Subaccount of the Excess Funding Account and the Pre- Funding Account and (c) funds on deposit in the Interest Funding Account, the Principal Account and the Distribution Account (for such Series, the "Series 1999-1 Certificateholders' Interest"). The Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount shall be subordinated to the Class A Certificates, the Class C Invested Amount and the Class D Invested Amount shall be subordinated to the Class B Certificates, and the Class D Invested Amount shall be subordinated to the Class C Certificates, in each case to the extent provided in this Article IV. The Class B Certificates will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full. The Class C Certificates will not have the right to receive payments of principal until the Class A Invested Amount and the Class B Invested Amount have been paid in full. The Class D Certificates will not have the right to receive payments of principal until the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount have been paid in full.

     Section 4.5 Collections and Allocation; Payments on Exchangeable Transferor Certificate.

     (a) Collections. The Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account and the Excess Funding Account (including the Class D Subaccount) allocable to the Series 1999-1 Certificates, and all funds on deposit in the Interest Funding Account, the Principal Account, the Distribution Account and the Pre-Funding Account maintained for this Series, as described in this Article IV.

     (b) Payments to the Holder of the Exchangeable Transferor Certificate. On each Business Day, the Servicer shall determine whether a Pay Out Event is deemed to have occurred with respect to the Series 1999-1 Certificates, and the Servicer shall allocate and pay Collections in accordance with the Daily Report with respect to such Business Day to the Holder of the Exchangeable Transferor Certificate as follows:

          (i) For each Business Day with respect to the Revolving Period, in addition to amounts allocated and paid to the Holder of the Exchangeable Transferor Certificate or pursuant to subsection 4.3(b) of the Agreement, an amount equal (x) to the product of the Class D Floating Allocation Percentage and the amount of Principal Collections on such Business Day, minus (y) the Reallocated Class D Principal Collections;

          (ii) For each Business Day with respect to the Controlled Accumulation Period or Early Amortization Period, prior to the Business Day on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account to be applied to the payment of Class C Principal, in addition to amounts allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.3(b) of the Agreement, an amount equal to (x) the product of the Class D Fixed/Floating Allocation Percentage and the amount of Principal Collections on such Business Day minus (y) the Reallocated Class D Principal Collections; provided that if such Business Day is in the Early Amortization Period, such amount shall instead be deposited in the Class D Subaccount; and

          (iii) For each Business Day on and after the day on which Principal Collections are being deposited in the Principal Account pursuant to
     Section 4.9(c)(iv), the amount of payments of Principal Collections made to the Holder of the Exchangeable Transferor Certificate shall be determined only as provided in subsection 4.3(b) of the Agreement.

     Notwithstanding the foregoing, amounts payable to the Transferor pursuant to subsection 4.5(b)(i) or (ii) shall instead be deposited in the Excess Funding Account to the extent necessary to prevent the Transferor Interest from being less than the Minimum Transferor Interest.

     The allocations to be made pursuant to this subsection 4.5(b) also apply to deposits into the Collection Account that are treated as Collections, including payment of the reassignment price pursuant to Sections 2.4(c) and (d) of the Agreement and proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 9.2, 10.2, 12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement. Such deposits to be treated as Collections will be allocated as Interest Receivables or Principal Receivables as provided in the Agreement.

     Section 4.6 Determination of Monthly Interest for the Series 1999-1 Certificates.

     (a) The amount of monthly interest (the "Class A Monthly Interest") allocable to the Class A Certificates with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class A Certificate Rate, (ii) a fraction, the numerator of which is the actual number of days in such Interest Accrual Period and the denominator of which is 360 and (iii) the outstanding principal balance of the Class A Certificates at the close of business on the first day of such Interest Accrual Period or, with respect to the first Distribution Date, the initial outstanding principal balance of the Class A Certificates.

     On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class A Interest Shortfall") equal to the excess, if any, of (x) the Class A Monthly Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class A Certificateholders in respect of interest on such Distribution Date. If there is a Class A Interest Shortfall with respect to any Distribution Date, an additional amount ("Class A Additional Interest") shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class A Interest Shortfall is paid to Class A Certificateholders, equal to the product of (i) the Class A Certificate Rate,
(ii) such Class A Interest Shortfall remaining unpaid and (iii) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

     (b) The amount of monthly interest (the "Class B Monthly Interest") allocable to the Class B Certificates with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class B Certificate Rate, (ii) the actual number of days in such Interest Accrual Period divided by 360 and (iii) with respect to the Funding Period, the outstanding principal balance of the Class B Certificates at the close of business on the first day of such Interest Accrual Period (or, with respect to the first Distribution Date, the initial outstanding principal balance of the Class B Certificates) and, after the Funding Period, the Class B Invested Amount at the close of business on the first day of such Interest Accrual Period.

     On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class B Interest Shortfall") equal to the excess, if any, of (x) the Class B Monthly Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class B Certificateholders in respect of interest on such Distribution Date. If there is a Class B Interest Shortfall with respect to any Distribution Date, an additional amount ("Class B Additional Interest") shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class B

Certificateholders, equal to the product of (i) the Class B Certificate Rate,
(ii) such Class B Interest Shortfall remaining unpaid and (iii) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

     (c) The amount of monthly interest (the "Class C Monthly Interest") allocable to the Class C Certificates with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class C Certificate Rate, (ii) the actual number of days in such Interest Accrual Period divided by 360 and (iii) with respect to the Funding Period, the outstanding principal balance of the Class C Certificates at the close of business on the first day of such Interest Accrual Period (or, with respect to the first Distribution Date, the initial outstanding principal balance of the Class C Certificates) and, after the Funding Period, the Class C Invested Amount at the close of business on the first day of such Interest Accrual Period.

     On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class C Interest Shortfall") equal to the excess, if any, of (x) the Class C Monthly Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class C Certificateholders in respect of interest on such Distribution Date. If there is a Class C Interest Shortfall with respect to any Distribution Date, an additional amount ("Class C Additional Interest") shall be payable as provided herein with respect to the Class C Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class C Interest Shortfall is paid to Class C Certificateholders, equal to the product of (i) the Class C Certificate Rate,
(ii) such Class C Interest Shortfall remaining unpaid and (iii) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360. Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to Class C Certificateholders only to the extent permitted by applicable law.

     (d) The amount of monthly interest (the "Class D Monthly Interest") allocable to the Class D Certificates with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class D Certificate Rate, (ii) the actual number of days in such Interest Accrual Period divided by 360 and (iii) with respect to the Funding Period, the outstanding principal balance of the Class D Certificates at the close of business on the first day of such Interest Accrual Period (or, with respect to the first Distribution Date, the initial outstanding principal balance of the Class D Certificates) and, after the Funding Period, the Class D Invested Amount at the close of business on the first day of such Interest Accrual Period.

     On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class D Interest Shortfall") equal to the excess, if any, of (x) the Class D Monthly Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class D Certificateholders in respect of interest on such Distribution Date. If there is a Class D Interest Shortfall with respect to any Distribution Date, an additional amount ("Class D Additional Interest") shall be payable as provided herein with respect to the Class D Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class D Interest Shortfall is paid to Class D

Certificateholders, equal to the product of (i) the Class D Certificate Rate,
(ii) such Class D Interest Shortfall remaining unpaid and (iii) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360. Notwithstanding anything to the contrary herein, Class D Additional Interest shall be payable or distributed to Class D Certificateholders only to the extent permitted by applicable law.

     Section 4.7 Determination of Principal Amounts.

     (a) The amount of principal (the "Class A Principal") with respect to the Class A Certificates for each Distribution Date during the Controlled Accumulation Period or Early Amortization Period shall be equal to an amount calculated as follows: the sum of

          (i) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Class B Principal Collections and Reallocated Class C Principal Collections) with respect to the preceding Monthly Period,

          (ii) any amount on deposit in the Excess Funding Account (exclusive of amounts, if any, in the Class D Subaccount) allocated to the Class A Certificates pursuant to subsection 4.9(d) of the Agreement, and any amount on deposit in the Pre-Funding Account (exclusive of any investment earnings) allocated to the Class A Certificates pursuant to Section 4.18, with respect to the preceding Monthly Period,

          (iii) the amount, if any, allocated to the Class A Certificates pursuant to subsections 4.9(a)(iv), (vi), (viii) and (ix) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and
     (b) and 4.14(a), (b) and (c) of the Agreement, and

          (iv) the amount of Shared Principal Collections allocated to the Class A Certificates with respect to the preceding Monthly Period pursuant to
     Section 4.8 of the Agreement; provided, however, that with respect to any Distribution Date during the Controlled Accumulation Period, Class A Principal may not exceed the lesser of (i) the Controlled Deposit Amount for such Distribution Date and (ii) the Class A Invested Amount;

provided, further, that with respect to the Series 1999-1 Termination Date, the Class A Principal shall be an amount equal to the Class A Invested Amount.

     (b) The amount of principal (the "Class B Principal") with respect to the Class B Certificates for each Distribution Date on or after the Class B Principal Commencement Date shall equal an amount calculated as follows: the sum of

          (i) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Class B Principal Collections and Reallocated Class C

     Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date following the date on which an amount equal to the Class A Invested Amount is deposited in the Principal Account to be applied to the payment of Class A Principal, the ABC Fixed/Floating Allocation Percentage of Principal Collections from the date on which such deposit is made),

          (ii) any amount on deposit in the Excess Funding Account (exclusive of amounts, if any, in the Class D Subaccount) allocated to the Class B Certificates pursuant to subsection 4.9(d) of the Agreement, and any amount on deposit in the Pre-Funding Account (exclusive of any investment earnings) allocated to the Class B Certificates pursuant to Section 4.18, with respect to the preceding Monthly Period,

          (iii) the amount, if any, allocated to the Class B Certificates pursuant to subsections 4.9(a)(iv), (viii) and (ix) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and (b) and 4.14(a) and (b) of the Agreement with respect to such Distribution Date and

          (iv) the amount of Shared Principal Collections allocated to the Class B Certificates with respect to the preceding Monthly Period pursuant to
     Section 4.8 of the Agreement on or after the Class B Principal Commencement Date;

provided, however, that, with respect to any Distribution Date, Class B Principal may not exceed the Class B Invested Amount; provided, further, that with respect to the Series 1999-1 Termination Date, the Class B Principal shall be an amount equal to the Class B Invested Amount.

     (c) The amount of principal (the "Class C Principal") with respect to the Class C Certificates for each Distribution Date beginning on or after the Class C Principal Commencement Date shall equal an amount calculated as follows: the sum of

          (i) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Class C Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date following the date on which an amount equal to the Class B Invested Amount is deposited in the Principal Account to be applied to the payment of Class B Principal, the ABC Fixed/Floating Allocation Percentage of Principal Collections from the date on which such deposit is made),

          (ii) any amounts on deposit in the Excess Funding Account (other than the Class D Subaccount) allocated to the Class C Certificates pursuant to subsection 4.9(d) of the Agreement, and any amount on deposit in the Pre-Funding Account (exclusive of any investment earnings) allocated to the Class C Certificates pursuant to Section 4.18, with respect to the preceding Monthly Period,

          (iii) the amount, if any, allocated to the Class C Certificates pursuant to subsections 4.9(a)(iv) and (ix) of the Agreement with respect to such Distribution Date and

          (iv) the amount of Shared Principal Collections allocated to the Class C Certificates with respect to the preceding Monthly Period pursuant to
     Section 4.8 of the Agreement on and after the Class C Principal Commencement Date;

provided, however, that with respect to any Distribution Date, Class C Principal may not exceed the Class C Invested Amount; provided, further, that with respect to the Series 1999-1 Termination Date, the Class C Principal shall be an amount equal to the Class C Invested Amount.

     (d) The amount of principal (the "Class D Principal") with respect to the Class D Certificates for the Transfer Date preceding the Class D Principal Commencement Date, and for each Transfer Date thereafter until the Trust is terminated or until the Class D Invested Amount is paid in full, shall equal an amount calculated as follows: the sum of

          (i) an amount equal to the product of the Class D Fixed/Floating Allocation Percentage of Principal Collections (less the amount of Reallocated Class D Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date following the date on which an amount equal to the Class C Invested Amount is deposited in the Principal Account to be applied to the payment of Class C Principal, the Class D Fixed/Floating Allocation Percentage of Principal Collections from the date on which such deposit is made),

          (ii) any amount on deposit in the Excess Funding Account allocated to the Class D Certificates pursuant to subsection 4.9(d) of the Agreement with respect to the preceding Monthly Period, and

          (iii) the amount, if any, allocated to the Class D Certificates pursuant to subsections 4.9(a)(v) and (x) of the Agreement and, with respect to such subsections, pursuant to subsection 4.10(a) and (b) of the Agreement with respect to such Distribution Date;

provided, however, that with respect to the Series 1999-1 Termination Date, the Class D Principal shall be an amount equal to the Class D Invested Amount.

     Section 4.8 Shared Principal Collections. Shared Principal Collections allocated to the Series 1999-1 Certificates and to be applied pursuant to subsections 4.9(c)(i)(y), 4.9(c)(ii)(y), 4.9(c)(iii)(y) and 4.9(c)(iv)(z) for
any Business Day with respect to the Controlled Accumulation Period shall mean an amount equal to the product of (x) Shared Principal Collections for all Series for such Business Day and (y) a fraction, the numerator of which is the Principal Shortfall for the Series 1999-1 Certificates for such Business Day and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Business Day. For any Business

Day with respect to the Revolving Period, Shared Principal Collections allocated to the Series 1999-1 Certificates shall be zero.

     Section 4.9 Application of Funds on Deposit in the Collection Account for the Certificates.

     (a) On each Business Day, the Servicer shall deliver to the Trustee a Daily Report in which it shall instruct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw, to the extent of the amount of the Floating Allocation Percentage of Interest Collections available in the Collection Account and net investment earnings on amounts in the Pre-Funding Account (the "Series Available Interest Collections"), the amounts required to be withdrawn from the Collection Account pursuant to subsections 4.9(a)(i) through 4.9(a)(xiv).

          (i) Class A Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class A Certificateholders, to the extent of the Series Available Interest Collections for such Business Day, an amount equal to the lesser of (x) the Series Available Interest Collections and (y) the excess of (1) the sum of Class A Monthly Interest and Carryover Class A Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Class A Interest that constitutes Class A Additional Interest shall be payable or distributable to Class A Certificateholders only to the extent permitted by applicable law.

          (ii) Class B Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class B Certificateholders, to the extent of any Series Available Interest Collections remaining after giving effect to the withdrawal pursuant to subsection 4.9(a)(i), an amount equal to the lesser of (x) any such remaining Series Available Interest Collections and (y) the excess of (1) the sum of Class B Monthly Interest and Carryover Class B Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Class B Interest that constitutes Class B Additional Interest shall be payable or distributable to Class B Certificateholders only to the extent permitted by applicable law.

          (iii) Monthly Servicing Fee. On each Business Day on which Green Tree or an Affiliate of Green Tree is not the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of any Series

     Available Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) and (ii), an amount equal to the lesser of (x) any such remaining Series Available Interest Collections and (y) the excess of (i) the Monthly Servicing Fee for such Monthly Period plus any unpaid Monthly Servicing Fees from prior Monthly Periods over (ii) any amounts with respect thereto previously distributed to the Servicer during such Monthly Period.

          (iv) ABC Investor Default Amount. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Series Available Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iii), an amount equal to the lesser of (x) any such remaining Series Available Interest Collections and (y) the sum of
     (1) the aggregate ABC Investor Default Amount for such Business Day plus
     (2) the unpaid ABC Investor Default Amount for each previous Business Day during such Monthly Period, such amount to be (A) treated as Shared Principal Collections during the Revolving Period, and (B) to the extent allocated to Class A Principal, Class B Principal or Class C Principal pursuant to Section 4.7 during the Controlled Accumulation Period or Early Amortization Period, deposited in the Principal Account for distribution to the applicable Class or Classes of Certificateholders on the next Distribution Date.

          (v) Class D Investor Default Amount. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Series Available Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iv), an amount equal to the lesser of (x) any such remaining Series Available Interest Collections and
     (y) the sum of (1) the aggregate Class D Investor Default Amount for such Business Day plus (2) the unpaid Class D Investor Default Amount for each previous Business Day during such Monthly Period, such amount to be (A) paid to the Transferor during the Revolving Period and during the Controlled Accumulation Period prior to the date on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account,
     (B) to the extent allocated to Class D Principal pursuant to Section 4.7 during the Controlled Accumulation Period or the Early Amortization Period following the date on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account, deposited in the Principal Account for distribution to the Class D Certificateholders on the next Distribution Date and (C) during the Early Amortization Period prior to the date on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account, deposited in the Class D Subaccount of the Excess Funding Account to be available to be applied as Reallocated Class D Principal Collections until the Class C Invested Amount has been paid in full and, after the Class C Invested Amount has been paid in full, paid to the Transferor.

          (vi) Reimbursement of Class A Investor Charge-Off. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Series Available Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (v), an amount equal to the lesser of (x) any such remaining Series Available Interest Collections and (y) the unreimbursed Class A Investor Charge-Off, if any, which amount will be applied to reimburse Class A Investor Charge-Offs, such amount during the Revolving Period to be treated as Shared Principal Collections, and during the Controlled Accumulation Period or Early Amortization Period on and prior to the date on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date.

          (vii) Unpaid Class B Interest. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall withdraw from the Collection Account and deposit in the Interest Funding Account for distribution to the Class B Certificateholders on the next Distribution Date, to the extent of any Series Available Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vi), an amount equal to the lesser of (x) any such remaining Series Available Interest Collections and (y) the sum of
     (1) the amount of interest which has accrued with respect to the outstanding aggregate principal amount of the Class B Certificates at the Class B Certificate Rate but which has not been deposited into the Interest Funding Account with respect to the Class B Certificateholders and (2) any additional interest (to the extent permitted by applicable law) at the Class B Certificate Rate accrued on interest that was due during a prior Monthly Period pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the Class B Certificateholders.

          (viii) Reimbursement of Class B Investor Charge-Off. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Series Available Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vii), an amount equal to the lesser of (x) any such remaining Series Available Interest Collections and (y) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and
     (d) of the definition of Class B Invested Amount, if any, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections,
     (ii) during the Controlled Accumulation Period or Early Amortization Period but prior to the date on which an amount equal to the Class A Invested Amount has been deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date, and (iii) during the Controlled Accumulation Period or Early Amortization Period, on and after the date on which an amount equal to the Class A Invested Amount has been deposited in the Principal Account, but prior to the date on which an amount equal to the Class B Invested Amount has been deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class B Certificateholders on the next Distribution Date.

          (ix) Reimbursement of Class C Investor Charge-Off. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Series Available Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (viii), an amount equal to the lesser of (x) any such remaining Series Available Interest Collections and (y) the unreimbursed amount by which the Class C Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and
     (d) of the definition of Class C Invested Amount, if any, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections,
     (ii) during the Controlled Accumulation Period or Early Amortization Period but prior to the date on which an amount equal to the Class A Invested Amount has been deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date, (iii) during the Controlled Accumulation Period or Early Amortization Period, on and after the date on which an amount equal to the Class A Invested Amount has been deposited in the Principal Account, but prior to the date on which an amount equal to the Class B Invested Amount has been deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class B Certificateholders on the next Distribution Date and (iv) on and after the date on which an amount equal to the Class B Invested Amount has been deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class C Certificateholders on the next Distribution Date.

          (x) Reimbursement of Class D Investor Charge-Off. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Series Available Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (ix), an amount equal to the lesser of (x) any such remaining Series Available Interest Collections and (y) the unreimbursed amount by which the Class D Invested Amount has been reduced on prior Business Days pursuant to clauses (e) and
     (f) of the definition of Class D Invested Amount, if any, such amount, (i) during the Revolving Period, and during the Controlled Accumulation Period on and prior to the date on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account, paid to the Transferor,
     (ii) during the Early Amortization Period, be deposited in the Class D Subaccount of the Excess Funding Account, to be held until the date on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account, and to be available to be applied as Reallocated Class D Principal Collections and (iii) during the Controlled Accumulation Period on and after the date on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account, deposited in the Principal Account for payment to the Class D Certificateholders.

          (xi) Unpaid Class C Interest. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall withdraw from the Collection Account and deposit in the Interest Funding Account for distribution to the Class C Certificateholders on the next Distribution Date, to the extent of any Series Available Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (x), an amount equal to the lesser of (x) any such remaining Series Available Interest Collections and (y) the excess of
     (1) the sum of the Class C Monthly Interest and Carryover Class C Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Class C Interest that constitutes Class C Additional Interest shall be payable or distributable to Class C Certificateholders only to the extent permitted by applicable law.

          (xii) Unpaid Class D Interest. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall withdraw from the Collection Account and deposit in the Interest Funding Account for distribution to the Class D Certificateholders on the next Distribution Date, to the extent of any Series Available Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xi), an amount equal to the lesser of (x) any such remaining Series Available Interest Collections and (y) the excess of (1) the sum of the Class D Monthly Interest and Carryover Class D Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Class D Interest that constitutes Class D Additional Interest shall be payable or distributable to Class D Certificateholders only to the extent permitted by applicable law.

          (xiii) Monthly Servicing Fee. On each Business Day, if Green Tree or an Affiliate of Green Tree is the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of Series Available Interest Collections for such Business Day remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xii), the Monthly Servicing Fee accrued since the preceding Business Day plus any Monthly Servicing Fee due with respect to any prior Business Day but not distributed to the Servicer.

          (xiv) Excess Interest Collections. Any amounts remaining in the Collection Account to the extent of any Series Available Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xiii), shall be treated as Excess Interest Collections, and the Servicer shall direct the Trustee in writing on each Business Day to withdraw such amounts from the Collection Account and to first make such amounts available to pay to Certificateholders of other Series to the extent of shortfalls, if any, in amounts payable to such certificateholders from Interest Collections allocated to such other Series, then to pay any unpaid commercially reasonable costs and expenses of a Successor Servicer, if any, and then pay any remaining Excess Interest Collections to the Transferor.

     (b) For each Business Day with respect to the Revolving Period, the funds on deposit in the Collection Account to the extent of the product of (i) the sum of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Class C Floating Allocation Percentage and (ii) Principal Collections with respect to such Business Day (less the amount of Reallocated Class C Principal Collections and Reallocated Class B Principal Collections on such Business Day) will be treated as Shared Principal Collections and applied, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, as provided in Section 4.3(e) of the Agreement.

     (c) For each Business Day on and after the Accumulation Period Commencement Date or the commencement of the Early Amortization Period, the amount of funds on deposit in the Collection Account, the Excess Funding Account and the Pre-Funding Account as described below will be distributed, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, in the following priority:

          (i) on and prior to the day on which an amount equal to the Class A Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, an amount (not in excess of the Class A Invested Amount) equal to the sum of (v) the product of the ABC Fixed/ Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class B Principal Collections or Reallocated Class C Principal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class A Certificates on such Business Day pursuant to subsection 4.9(d) plus any amount (exclusive of investment earnings) on deposit in the Pre-Funding Account,
     (x) amounts to be paid pursuant to subsections 4.9(a)(iv), (vi), (viii) and
     (ix) of the Agreement from Series Available Interest Collections and from amounts available pursuant to subsections 4.10(a) and (b) and subsections 4.14(a), (b) and (c) of the Agreement on such Business Day and (y) the amount of Shared Principal Collections allocated to the Series 1999-1 Certificates in accordance with Section 4.8 on such Business Day, will be deposited into the Principal Account;

          (ii) on and after the day on which an amount equal to the Class A Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, an amount (not in excess of the Class B Invested Amount) equal to the sum of (v) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and Principal Collections in the Collection

     Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class B Principal Collections or Reallocated Class C Principal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class B Certificates on such Business Day pursuant to subsection 4.9(d) plus any amount (exclusive of investment earnings) on deposit in the Pre-Funding Account,
     (x) the amount, if any, allocated to be paid to the Class B Certificates pursuant to subsections 4.9(a)(iv), (viii) and (ix) of the Agreement from Series Available Interest Collections and from amounts available pursuant to subsections 4.10(a) and (b) and subsections 4.14(a) and (b) of the Agreement with respect to such Business Day and (y) the amount of Shared Principal Collections allocated to the Series 1999-1 Certificates in accordance with Section 4.8 on such Business Day (such sum, the "Class B Daily Principal Amount") will be deposited into the Principal Account;

          (iii) on and after the day on which an amount equal to the Class B Invested Amount has been deposited in the Principal Account to be applied to the payment of Class B Principal, an amount (not in excess of the Class C Invested Amount) equal to the sum of (v) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class C Principal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class C Certificates on such Business Day pursuant to subsection 4.9(d) plus any amount (exclusive of investment earnings) on deposit in the Pre-Funding Account, (x) the amount, if any, allocated to be paid to the Class C Certificates pursuant to subsections 4.9(a)(iv) and (ix) of the Agreement from Series Available Interest Collections and from amounts available pursuant to subsections 4.10(a) and
     (b) and 4.14(a) of the Agreement with respect to such Business Day and (y) the amount of Shared Principal Collections allocated to the Series 1999-1 Certificates in accordance with Section 4.8 on such Business Day (such sum, the "Class C Daily Principal Amount") will be deposited into the Principal Account;

          (iv) on and after the day on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account to be applied to the payment of Class C Principal, an amount equal to the sum of (w) an amount equal to the product of the Class D Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class D Principal Collections on such Business Day), (x) any amount on deposit in the Excess Funding Account allocated to the Class D Certificates on such Business Day pursuant to subsection 4.9(d), (y) the amount, if any, allocated to be paid to the Class D Certificates pursuant to subsections 4.9(a)(v) and (x) of the Agreement from Series Available Interest Collections and from amounts available pursuant to subsections 4.10(a) and (b) of the Agreement with respect to such Business Day and (z) the amount of Shared Principal Collections allocated to the Series 1999-1 Certificates in accordance with Section 4.8 on such Business Day (such sum, the

     "Class D Daily Principal Amount") will be distributed to the Class D Certificateholders; and

          (v) notwithstanding subsections 4.9(c)(i), (ii), (iii) and (iv), an amount equal to the excess, if any, of (A) the sum of the amounts described in clauses (i)(v) and (x), (ii)(v) and (x) and (iii)(v) and (x) above over
     (B) the Class A Principal, Class B Principal and Class C Principal, respectively, for the related Distribution Date will be treated as Shared Principal Collections and applied as provided in subsection 4.3(e) of the Agreement.

     (d) On the first Business Day of the Controlled Accumulation Period or Early Amortization Period, funds on deposit in the Excess Funding Account (exclusive of amounts, if any, in the Class D Subaccount) will be deposited in the Principal Account. Such amounts will be allocated in the following order of priority: (i) to the Class A Certificates in an amount not to exceed the Class A Principal for the related Distribution Date after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(i)(v), (x) and (y), (ii) to the Class B Certificates in an amount not to exceed the Class B Principal for the related Distribution Date after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(ii)(v), (x) and (y), and
(iii) to the Class C Certificates in an amount not to exceed the Class C Principal after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(iii)(v),
(x) and (y). On and after the Class D Principal Commencement Date any amounts remaining on deposit in the Excess Funding Account and allocated to the Series 1999-1 Certificates will be deposited in the Principal Account in an amount not to exceed the Class D Invested Amount after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(iv)(w), (x), (y) and (z).

     Section 4.10 Coverage of Required Amount for the Series 1999-1
Certificates.

     (a) To the extent that any amounts are on deposit in the Excess Funding Account or the Pre-Funding Account on any Business Day, the Servicer shall apply Transferor Interest Collections in an amount equal to the sum of the Negative Carry Amount and the Principal Funding Investment Shortfall, if any, for such Business Day and any prior Business Day in respect of which such amounts have not been covered pursuant to this sentence in the manner specified for application of Series Available Interest Collections in subsections 4.9(a)(i) through (xiii).

     (b) To the extent that on any Business Day payments are being made pursuant to any of subsections 4.9(a)(i) through (xiii), respectively, and the full amount to be paid pursuant to any such subsection receiving payments on such Business Day is not paid in full on such Business Day, the Servicer shall apply all or a portion of the Excess Interest Collections from other Series with respect to such Business Day allocable to the Series 1999-1 Certificates in an amount equal to the excess of the full amount to be allocated or paid pursuant to the applicable subsection over the amount applied with respect thereto from Series Available Interest Collections and Transferor Interest Collections (pursuant to subsection 4.10(a)) on such Business Day (the "Required

Amount"). Excess Interest Collections allocated to the Series 1999-1 Certificates for any Business Day shall mean an amount equal to the product of
(x) Excess Interest Collections available from all other Series for such Business Day and (y) a fraction, the numerator of which is the Required Amount for such Business Day and the denominator of which is the aggregate amount of shortfalls in required amounts or other amounts to be paid from Interest Collections for all Series for such Business Day.

     Section 4.11 Payment of Certificate Interest. On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw the amount on deposit in the Interest Funding Account with respect to the prior Monthly Period allocable to the Series 1999-1 Certificates and deposit such amount in the Distribution Account. On each Distribution Date, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to (w) the Class A Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to subsection 4.9(a)(i), (x) the Class B Certificateholders from the Distribution Account the amount deposited into the Distribution Account allocable thereto pursuant to subsections 4.9(a)(ii) and (vii), (y) the Class C Certificateholders from the Distribution Account the amount deposited into the Distribution Account pursuant to subsection 4.9(a)(xi), and (z) the Class D Certificateholders from the Distribution Account the amount deposited into the Distribution Account pursuant to subsection 4.9(a)(xii).

     Section 4.12 Payment of Certificate Principal.

     (a) On the Transfer Date preceding the Class A Scheduled Payment Date with respect to the Controlled Accumulation Period or each Distribution Date with respect to the Early Amortization Period, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the Class A Principal for such Distribution Date. On the Class A Scheduled Payment Date (or, if applicable, such Distribution Date in respect of the Early Amortization Period), the Paying Agent shall pay in accordance with Section 5.1 to the Class A Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

     (b) On the Transfer Date preceding the Class B Principal Payment Commencement Date and each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the lesser of the Class B Principal for such Distribution Date and the amount on deposit in the Principal Account (after giving effect to the transfer pursuant to subsection 4.12(a)). On the Class B Principal Commencement Date, after the payment of any principal amounts to the Class A Certificates on such day, and on each Distribution Date thereafter until the Class B Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 to the Class B Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

     (c) On the Transfer Date preceding the Class C Principal Commencement Date and each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account an amount equal to the lesser of the Class C Principal for such Distribution Date and the amount on deposit in the Principal Account (after giving effect to transfers pursuant to subsections 4.12(a) and (b)). On the Class C Principal Commencement Date, after the payment of any principal amounts to the Class B Certificates on such day, and on each Distribution Date thereafter until the Class C Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 to the Class C Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

     (d) On the Transfer Date preceding the Class D Principal Commencement Date and each Business Day thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall make payments of principal to the Class D Certificateholders in accordance with subsection 4.9(c)(iv) of the Agreement.

     Any amounts remaining in the Principal Account and allocable to the Series 1999-1 Certificates, after the Class D Invested Amount has been paid in full, will be treated as Shared Principal Collections and applied in accordance with
Section 4.3(e) of the Agreement.

     Section 4.13 Investor Charge-Off.

     (a) If, on any Determination Date, the aggregate Investor Default Amount, if any, for each Business Day in the preceding Monthly Period exceeded the Series Available Interest Collections applied to the payment thereof pursuant to subsections 4.9(a)(iv) and (v) of the Agreement and the amount of Transferor Interest Collections and Excess Interest Collections allocated thereto pursuant to Section 4.10 of the Agreement, and the amount of Reallocated Principal Collections applied with respect thereto pursuant to Section 4.14 of the Agreement, the Class D Invested Amount will be reduced by the amount by which the remaining aggregate Investor Default Amount exceeds the amount applied with respect thereto during such preceding Monthly Period (a "Class D Investor Charge-Off").

     (b) In the event that any such reduction of the Class D Invested Amount would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount will be reduced to zero, and the Class C Invested Amount will be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but not more than the aggregate Investor Default Amount for such Monthly Period (a "Class C Investor Charge-Off").

     (c) In the event that any such reduction of the Class C Invested Amount would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but not more than the remaining aggregate Investor Default Amount for such Monthly Period (a "Class B Investor Charge-Off").

     (d) In the event that any such reduction of the Class B Invested Amount would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the remaining aggregate Investor Default Amount for such Monthly Period (a "Class A Investor Charge-Off").

     Section 4.14 Reallocated Principal Collections for the Series 1999-1 Certificates.

     (a) On each Business Day, the Servicer will determine the amount equal to the least of (i) the Class D Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class D Floating Allocation Percentage or (II) during the Controlled Accumulation Period or Early Amortization Period, the Class D Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections with respect to such Business Day and (iii) an amount equal to the sum of (a) the remaining Class A Required Amount, if any, with respect to the prior Monthly Period, (b) the remaining Class B Required Amount, if any, with respect to the prior Monthly Period and (c) the remaining Class C Required Amount, if any, with respect to the prior Monthly Period (such amount called "Reallocated Class D Principal Collections") and shall apply Principal Collections in an amount equal to such amount first to the components of the Class A Required Amount, then to the components of the Class B Required Amount and then to the components of the Class C Required Amount in the same priority as amounts are applied to such components from Series Available Interest Collections pursuant to subsection 4.9(a).

     (b) On each Business Day, the Servicer will determine the amount equal to the least of (i) the Class C Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class C Floating Allocation Percentage or (II) during the Controlled Accumulation Period or Early Amortization Period, the Class C Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections for such Business Day and (iii) an amount equal to the sum of (a) the remaining Class A Required Amount, if any, with respect to the prior Monthly Period over the amount of Reallocated Class D Principal Collections applied with respect thereto for such prior Monthly Period and (b) the remaining Class B Required Amount, if any, with respect to the prior Monthly Period over the amount of Reallocated Class D Principal Collections applied with respect thereto for such prior Monthly Period (such amount called "Reallocated Class C Principal Collections") and shall apply Principal Collections in an amount equal to such amount first to the remaining components of the Class A Required Amount and then to the remaining components of the Class B Required Amount in the same priority as amounts are applied to such components from Series Available Interest Collections pursuant to subsection 4.9(a).

     (c) On each Business Day, the Servicer will determine the amount equal to the least of (i) the Class B Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class B Floating Allocation Percentage or (II) during the Controlled Accumulation Period or Early Amortization Period, the Class B Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections for such Business Day and (iii) an amount equal to the excess, if any, of the remaining Class A Required Amount, if any, with respect to the prior Monthly Period over the sum of the amount of Reallocated Class D Principal Collections and Reallocated Class C Principal Collections applied with respect thereto for the prior Monthly Period (such amount called "Reallocated Class B Principal Collections") and shall apply Principal Collections equal to such amount to the remaining components of the Class A Required Amount in the same priority as amounts are applied to such components from Series Available Interest Collections pursuant to subsection 4.9(a).

     Section 4.15 Determination of LIBOR.

     (a) On each LIBOR Determination Date, the Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a period equal to the relevant Interest Accrual Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for the LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Interest Accrual Period. The Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations (rounded upward to the nearest 0.015625%). If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean (rounded upward to the nearest 0.015625%) of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Interest Accrual Period; provided, however, that if the Trustee is unable to determine a rate in accordance with one of the procedures described above, LIBOR shall be LIBOR as determined on the most recent LIBOR Determination Date.

     (b) The Class A Certificate Rate, the Class B Certificate Rate, the Class C Certificate Rate and the Class D Certificate Rate applicable to the then current and the immediately preceding Interest Accrual Periods may be obtained by any Series 1999-1 Certificateholder by telephoning the Trustee at its Corporate Trust Office at (612) 667-4959.

     (c) On each LIBOR Determination Date, the Trustee shall send to the Servicer by facsimile notification of LIBOR for the following Interest Accrual Period. Following the listing of the Class A Certificates and the Class B Certificates on the Luxembourg Stock Exchange and for so long as such Certificates are so listed, the Trustee shall cause the Class A Certificate Rate and the Class B Certificate Rate as well as the amount of Class A Monthly Interest and Class B Monthly Interest applicable to an Interest Accrual Period and the length of such Interest Accrual Period (i) to be published in the Luxemburger Wort, and (ii) to be provided to the Luxembourg Stock Exchange, in each case as soon as possible after its determination but in no event later than the first day of such Interest Accrual Period.

     Section 4.16 Determination of Accumulation Period Length. On the Distribution Date in _____________, the Servicer shall determine the Accumulation Period Length, the Accumulation Period Commencement Date and the Controlled Accumulation Amount.

     Section 4.17 Pre-Funding Account.

     (a) Establishment of the Pre-Funding Account. The Transferor hereby directs the Servicer, for the benefit of the Series 1999-1 Certificateholders, to establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Series 1999-1 Certificateholders, with the trust department of a Qualified Institution (which initially shall be Norwest Bank Minneapolis, National Association) a segregated trust account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999-1 Certificateholders. The Transferor does hereby transfer, assign, set over and otherwise convey to the Trust for the benefit of the Series 1999-1 Certificateholders, without recourse, all of its right, title and interest in, to and under the Pre-Funding Account, any Cash Equivalent on deposit therein and any proceeds of the foregoing, including the investment earnings. The Pre-Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1999-1 Certificateholders. If, at any time, the institution holding the Pre-Funding Account ceases to be a Qualified Institution, the Transferor shall direct the Servicer to establish within 10 Business Days a new Pre-Funding Account meeting the conditions specified above with a Qualified Institution, transfer any cash and/or any investments to such new Pre-Funding Account and from the date such new Pre-Funding Account is established, it shall be the "Pre-Funding Account." In addition, after five days' notice to the Trustee, the Transferor may direct the Servicer to establish a new Pre-Funding Account meeting the conditions specified above with a different Qualified Institution, transfer any cash and/or investments to such new Pre-Funding Account and from the date such new Pre-Funding Account is established, it shall be, for the Series 1999-1 Certificates, the "Pre-Funding Account." Pursuant to the authority granted to the Servicer in subsection 3.1(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Pre-Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder.

     (b) Administration of Pre-Funding Account. The Transferor shall on the Series 1999-1 Issuance Date deposit in the Pre-Funding Account the Initial Pre-Funded Amount. On the Business Day preceding each Transfer Date, the Servicer shall withdraw from the Pre-Funding Account and deposit in the Collection Account all interest and other investment income on the Pre-Funded Amount. Interest (including reinvested interest) and other investment income on funds on deposit in the Pre-Funding Account shall not be considered part of the Pre-Funded Amount for purposes of this Agreement. Funds on deposit in the Pre-Funding Account shall be withdrawn by the Servicer and paid to the Transferor to the extent provided in Section 4.18 of the Agreement. Following the occurrence of a Pay Out Event during the Funding Period, the remaining Pre-Funded Amount will be applied to make principal payments with respect to the Certificates in accordance with subsection 4.9(c) of the Agreement. The Servicer shall withdraw the remaining Pre-Funded Amount, if any, on deposit in the Pre-Funding Account on the first Business Day of the __________ 2000 Monthly Period and deposit such amount into the Excess Funding Account.

     (c) Investment on Funds in Pre-Funding Account. Funds on deposit in the Pre-Funding Account shall be invested in Cash Equivalents by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Pre-Funding Account on any Distribution Date, after giving effect to any withdrawals from the Pre-Funding Account, shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The proceeds of any such investments shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

     Section 4.18 Withdrawals from the Pre-Funding Account.

     (a) The Transferor may at any time during the Funding Period, but no more frequently than weekly, obtain the release of funds in the Pre-Funding Account in the amount specified in the next sentence, by delivering to the Servicer, the Trustee and each Rating Agency an Officers' Certificate specifying the amount then on deposit in the Principal Account for Series 1996-2 (net of all amounts previously released from the Pre-Funding Account pursuant to this Section 4.18(a)), and certifying that no Pay Out Event with respect to any outstanding Series will occur as a result of or in connection with such release of funds. Upon receipt of such Officer's Certificate by the Trustee, the Trustee shall instruct the Servicer to withdraw from the Pre-Funding Account and pay to the Transferor an amount equal to the amount on deposit in the Principal Account for Series 1996-2 less all amounts previously released from the Pre-Funding Account pursuant to this Section 4.18(a).

     (b) The Transferor may at any time during the Funding Period determine to increase the Invested Amount up to the Full Invested Amount to the extent there are sufficient Principal Receivables in the Trust to permit such increase in the Invested Amount without causing a Pay Out Event to occur with respect to any outstanding Series. Upon determining to increase the Invested Amount pursuant to this Section 4.18(b), the Transferor shall deliver to the Servicer, the Trustee and each Rating Agency an Officers' Certificate specifying the amount of the increase in the Invested Amount the Transferor has determined to make and certifying that no Pay Out Event with respect to any outstanding Series will occur as a result of or in connection with such increase in the Invested Amount. Upon receipt of such Officer's Certificate by the Trustee, the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount shall be increased pro rata by the amount specified in such Officers' Certificate, whereupon the Trustee shall instruct the Servicer to withdraw from the Pre-Funding Account and pay to the Transferor an amount equal to (i) the amount of such increase in the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount, minus (ii) all amounts previously withdrawn from the Pre-Funding Account pursuant to Section 4.18(a) (but not less than zero).

     (c) Upon the withdrawal of the remaining Pre-Funded Amount, if any, on deposit in the Pre-Funding Account on the first Business Day of the ________ 2000 Monthly Period and the deposit of such amount in the Excess Funding Account, the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount shall be increased pro rata by such amount.

     SECTION 7. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1999-1 Certificates:

                                    ARTICLE V

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

     Section 5.1 Distributions.

     (a) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class A Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class A Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to Sections 4.11 and 4.12 of the Agreement by check mailed to each Class A Certificateholder at such Certificate-holder's address as it appears on the Certificate Register or, in the case of Class A Certificateholders holding Class A Certificates evidencing Undivided Interests aggregating not less than 80% of the Class A Invested Amount, by wire transfer, at the expense of such Class A Certificateholder, to an account or accounts designated by such Class A Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class A Certificates will be made only upon presentation and surrender of the Class A Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

     (b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class B Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to Sections 4.11 and 4.12 of the Agreement by check mailed to each Class B Certificateholder at such Certificate-holder's address as it appears on the Certificate Register or, in the case of Class B Certificateholders holding Class B Certificates evidencing Undivided Interest aggregating not less than 80% of the Class B Invested Amount, by wire transfer, at the expense of such Class B Certificateholder, to an account or accounts designated by such Class B Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class B Certificates will be made only upon presentation and surrender of the Class B Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

     (c) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class C Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class C Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class C Certificateholders pursuant to Sections 4.11 and 4.12 of the Agreement by wire transfer to each Class C Certificateholder to an account or accounts designated by such Class C Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class C Certificates will be made only upon presentation and surrender of the Class C Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

     (d) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class D Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class D Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class D Certificateholders pursuant to Sections 4.11 and 4.12 of the Agreement by wire transfer to each Class D Certificateholder to an account or accounts designated by such Class D Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class D Certificates will be made only upon presentation and surrender of the Class D Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

     Section 5.2 Certificateholders' Statement.

     (a) On the 15th day of each calendar month (or if such day is not a Business Day the next succeeding Business Day), the Paying Agent shall forward to each Certificateholder and the Rating Agencies a statement substantially in the form of Exhibit C prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding Determination Date setting forth the following information (which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of (ix) and (x), shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate):

          (i) the total amount distributed;

          (ii) the amount of such distribution allocable to Certificate
     Principal;

          (iii) the amount of such distribution allocable to Certificate
     Interest;

          (iv) the amount of Principal Collections processed during the related Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, respectively;

          (v) the amount of Interest Collections processed during the related Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, respectively;

          (vi) the aggregate amount of Principal Receivables, the Invested Amount, the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount, the Class D Invested Amount, the Floating Allocation Percentage and, during the Controlled Accumulation Period or Early Amortization Period, the ABC Fixed/Floating Allocation Percentage, with respect to the Principal Receivables in the Trust as of the close of business on the Record Date;

          (vii) the aggregate outstanding balance of Receivables which are current, and those between (i) 30 and 59 days (ii) 60 and 89 days and (iii) 90 days or more delinquent, in each case, as of the end of the day on the Record Date;

          (viii) the aggregate Investor Default Amount for the related Monthly Period;

          (ix) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs and Class D Investor Charge-Offs for the preceding Monthly Period;

          (x) the amount of the Servicing Fee for the preceding Monthly Period;

          (xi) the remaining Invested Amount of the Series 1996-2 Certificates and the Pre-Allocated Invested Amount, if any, the amount on deposit in the Principal Account for Series 1996-2, if any, the Pre-Funded Amount, if any, and the aggregate amount of funds in the Excess Funding Account as of the last day of the Monthly Period immediately preceding the Distribution Date;

          (xii) the Monthly Payment Rate and the average daily aggregate Receivables balance (without deducting therefrom the discount portion, if any) for the related Monthly Period; and

          (xiii) each Overconcentration Amount and the Class D Incremental Invested Amount.

If the Class A Certificates or the Class B Certificates are listed on the Luxembourg Stock Exchange, the Trustee will publish or cause to be published following each Determination Date in the Luxemburger Wort a notice to the effect that the reports described above will be available for review at the main office of the Listing Agent of the Trust in Luxembourg.

     (b) Annual Certificateholders' Tax Statement. On or before March 31 of each calendar year, beginning with calendar year 2000, the Paying Agent shall distribute to each Person who at any time during the preceding calendar year was a Series 1999-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular report to Series 1999-1 Certificateholders, as set forth in subclauses
(i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1999-1 Certificateholder, together with, on or before January 31 of each year, beginning in 2000, such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1999-1 Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

     SECTION 8. Series 1999-1 Pay Out Events. The occurrence of any of the following events shall, immediately upon the occurrence thereof without notice or other action on the part of the Trustee or the Series 1999-1
Certificateholders, be deemed to be a Pay Out Event solely with respect to Series 1999-1:

          (a) on any Determination Date, the average of the Monthly Payment Rates for the three preceding Monthly Periods, where the Monthly Payment Rate for a Monthly Period is the percentage obtained by dividing the aggregate of the Receivables balance (without deducting therefrom any discount portion) collected during such Monthly Period by the average daily aggregate Receivables balance (without deducting therefrom any discount portion) for such Monthly Period, is less than 15%;

          (b) the failure to pay the outstanding principal amount of the Class A or Class B Certificates by the Class A Scheduled Payment Date or the Class B Scheduled Payment Date, as applicable;

          (c) the ratio (expressed as a percentage) of (i) the average for each month of the net losses on the Receivables (exclusive of the Ineligible Receivables) owned by the Trust (i.e., gross losses less recoveries on any Receivables (including, without limitation, recoveries from collateral security in addition to recoveries from the products, recoveries from manufacturers and insurance proceeds)) during any three consecutive calendar months to (ii) the average of the month-end aggregate balances of such Receivables (without deducting therefrom the discount portion) for such three-month period, exceeds 5% on an annualized basis;

          (d) the sum of all Cash Equivalents and other amounts on deposit in the Excess Funding Account represents more than 50% of the sum of the aggregate amount of Principal Receivables (without deducting therefrom any discount portion) for each of six or more consecutive Determination Dates, after giving effect to all payments made or to be made on the Distribution Date next succeeding each such respective Determination Date; or

          (e) if Principal Collections allocable to the Class D
     Certificateholders' Interest have been reallocated in any Monthly Period to cover any Required

     Amounts and have not been reimbursed as of the Determination Date in such Monthly Period.

     SECTION 9. Series 1999-1 Termination. The right of the Series 1999-1 Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1999-1 Termination Date unless such Series is an Affected Series as specified in subsection 12.1(c) of the Agreement and the sale contemplated therein has not occurred by such date, in which event the Series 1999-1 Certificateholders shall remain entitled to receive proceeds of such sale when such sale occurs.

     SECTION 10. Legends; Transfer and Exchange; Restrictions on Transfer of Series 1999-1 Certificates; Tax Treatment.

     (a) Each Class A Certificate, Class B Certificate and Class D Certificate will bear a legend substantially in the following form:

          EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF GREEN TREE FLOORPLAN FUNDING CORP. THAT, UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A SERIES 1999-1 CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

     (b) Each Class C Certificate will bear a legend substantially in the following form:

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN

     INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE TRANSFEROR. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

          THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED, ON OR THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7740(b)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR ANY INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.

          EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF GREEN TREE FLOORPLAN FUNDING CORP. THAT, UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER EITHER (A) IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN
     SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA,
     (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY, INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY GENERAL ACCOUNT OR (B) IS AN INSURANCE COMPANY ACTING ON BEHALF OF ITS GENERAL ACCOUNT AND (I) ON THE DATE IT ACQUIRES THE CERTIFICATES, LESS THAN 25% OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS REASONABLY

     DETERMINED BY SUCH INSURANCE COMPANY) CONSTITUTE PLAN ASSETS FOR PURPOSES OF TITLE I OF ERISA AND SECTION 4975 OF THE CODE, AND (II) IF, AFTER THE INITIAL ACQUISITION OF THE CERTIFICATES, AT ANY TIME DURING ANY CALENDAR QUARTER 25% OR MORE OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS REASONABLY DETERMINED BY SUCH INSURANCE COMPANY NO LESS FREQUENTLY THAN EACH CALENDAR QUARTER) CONSTITUTE PLAN ASSETS FOR PURPOSES OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE AND NO EXEMPTION OR EXCEPTION FROM THE PROHIBITED TRANSACTION RULES APPLIES TO THE CONTINUED HOLDING OF THE CERTIFICATES UNDER SECTION 401(c) OF ERISA AND THE FINAL REGULATIONS THEREUNDER OR UNDER AN EXEMPTION OR REGULATION ISSUED BY THE UNITED STATES DEPARTMENT OF LABOR UNDER ERISA, THEN SUCH INSURANCE COMPANY AGREES TO DISPOSE OF ALL OF THE CERTIFICATES THEN HELD IN ITS GENERAL ACCOUNT BY THE END OF THE NEXT FOLLOWING CALENDAR QUARTER.

     (c) Each Class D Certificate will bear a legend substantially in the following form:

          THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. GREEN TREE FLOORPLAN FUNDING CORP. SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS CERTIFICATE UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH PROPOSED TRANSFER WILL NOT ADVERSELY AFFECT THE FEDERAL OR MINNESOTA INCOME TAX CHARACTERIZATION OF ANY OUTSTANDING SERIES OF INVESTOR CERTIFICATES OR THE TAXABILITY (OR TAX CHARACTERIZATION) OF THE TRUST UNDER FEDERAL OR MINNESOTA INCOME TAX LAWS. IN NO EVENT SHALL THE TRANSFEROR BE PERMITTED TO TRANSFER ANY INTEREST IN OR PORTION OF THIS CERTIFICATE IF, AFTER GIVING EFFECT TO SUCH PROPOSED TRANSFER, TAKING INTO ACCOUNT THE CERTIFICATES WHOSE TRANSFER IS PROPOSED, MORE THAN 20% (BY INVESTED AMOUNT AND BY VALUE) OF THE OUTSTANDING CERTIFICATES ISSUED BY THE TRUST WITH RESPECT TO WHICH NO OPINION OF COUNSEL WAS ISSUED THAT THE APPLICABLE CLASS WOULD BE TREATED AS DEBT FOR FEDERAL INCOME TAX PURPOSES (INCLUDING THE EXCHANGEABLE TRANSFEROR CERTIFICATE AND EACH TRANSFEROR RETAINED CLASS) WOULD NOT BE BENEFICIALLY OWNED BY GREEN TREE FLOORPLAN FUNDING CORP.

     (d) Green Tree Floorplan Funding Corp. shall be prohibited from transferring any interest in or portion of the Class D Certificates unless, prior to such transfer, it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed transfer will not adversely affect the Federal or Minnesota income tax characterization of any outstanding Series of Investor Certificates or the taxability (or tax characterization) of the Trust under Federal or Minnesota income tax laws. In no event shall the Transferor be permitted to transfer any interest in or portion of the Class D Certificates if, after giving effect to such proposed transfer, taking into account the certificates whose transfer is proposed, more than 20% (by Invested Amount and by value) of the outstanding certificates issued by the Trust with respect to which no Opinion of Counsel was issued that the applicable class would be treated as debt for federal income tax purposes (including the Exchangeable Transferor Certificate and each Transferor Retained Class) would not be beneficially owned by Green Tree Floorplan Funding Corp. In no event shall any interest in or portion of the Class D Certificates be transferred to Green Tree. As a condition to transfer of an interest in or portion of the Class D Certificates, the transferee shall be required to agree not to institute against, or join any other Person in instituting against, the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all Investor Certificates are paid in full. The Transferor shall provide prompt written notice to the Rating Agencies of any such transfer.

     (e) No transfer of a Class A Certificate, Class B Certificate or Class D Certificate will be permitted to be made to a Benefit Plan unless such Benefit Plan, at its expense, delivers to the Trustee, the Servicer and the Transferor an opinion of counsel satisfactory to them to the effect that the purchase or holding of a Class A Certificate, Class B Certificate or Class D Certificate by such Benefit Plan will not result in the assets of the Trust being deemed to be "assets of the Benefit Plan" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Transferor or the Servicer to any obligation in addition to those undertaken in the Agreement. Unless such opinion is delivered, each person acquiring a Class A Certificate, Class B Certificate or Class D Certificate or the beneficial ownership of a Class A Certificate, Class B Certificate or Class D Certificate will be deemed to represent to the Trustee, the Transferor and the Servicer that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in
Section 4975(e)(1) of the Code, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

     (f) The Transferor, the Trustee, the Servicer and each Certificateholder each agrees that it will not make the election provided in Treasury Regulation ss. 301.7701-3(c) to have the Trust classified as an association taxable as a corporation.

     SECTION 11. Additional Restrictions on Transfers of Class C Certificates; Withholding Requirements; Tax Treatment.

     (a) No Class C Certificate or any interest therein may be sold (including in the initial offering), conveyed, assigned, hypothecated, pledged, participated, or otherwise transferred (each, a "Transfer") except in accordance with this Section 11. Any Transfer of a Class C Certificate otherwise permitted by this Section 11 will be permitted only if it consists of a pro rata percentage interest in all payments made with respect to such Holder's Class C Certificate and no Transfers of partial interests in a Class C Certificate shall be permitted. No Class C Certificate or any interest therein may be Transferred to any Person (each, an "Assignee"), unless the Assignee shall have executed and delivered the certification referred to in subsection 11(e) below and each of the Transferor and the Servicer shall have granted its prior consent thereto. Such consent shall be granted (assuming that all other conditions specified in this Section 11 to such Transfer are satisfied) unless the Transferor determines in its sole and absolute discretion that such Transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation; provided, that any attempted Transfer that would cause the number of Targeted Holders to exceed ninety-nine shall be void; and provided, further, that there shall not at any time be more than 5 Class C Certificateholders or such other number as may be consented to by the Transferor, which consent may be withheld in its sole and absolute discretion.

     (b) Each initial purchaser of a Class C Certificate or any interest therein and any Assignee thereof shall certify to the Transferor, the Servicer, and the Trustee that it is either (A)(i) a citizen or resident of the U.S., (ii) a corporation, partnership or other entity organized in or under the laws of the U.S. or any political subdivision thereof which, if such entity is a tax-exempt entity, recognizes that payments with respect to the Class C Certificates may constitute unrelated business taxable income or (iii) a person not described in
(i) or (ii) whose ownership of the Class C Certificates is effectively connected with the conduct of a trade or business within the United States within the meaning of the Code) and whose ownership of any interest in a Class C Certificate will not result in any withholding obligation with respect to any payments with respect to the Class C Certificates by any person or (B) an estate or trust the income of which is includible in gross income for U.S. federal income tax purposes. Each initial purchaser of a Class C Certificate also shall agree that (A) if it is a person described in clause (A)(i) or (A)(ii) above, it will furnish to the person from whom it is acquiring a Class C Certificate, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form W-9 (and will agree to furnish a new Form W-9, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form) or (b) if it is a person described in clause (A)(iii) above, it will furnish to the person from whom it is acquiring a Class C Certificate, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form 4224 (and will agree to furnish a new Form 4224, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws), and, in each case, such other certifications, representations or opinions of counsel as may be requested by the Transferor, the Servicer or the Trustee.

     (c) Each initial purchaser of a Class C Certificate or any interest therein and any Assignee thereof shall further certify to the Transferor, the Servicer and the Trustee that it has neither acquired nor will it sell, trade or transfer any interest in a Class C Certificate or cause an interest in a Class C Certificate to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code and any treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations. In addition, each initial purchaser of a Class C Certificate or any interest therein and any Assignee shall certify, prior to any delivery or Transfer to it of a Class C Certificate that it is not and will not become (unless otherwise consented to by the Transferor in its sole discretion), for so long as it holds an interest in a Class C Certificate, a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes. If an initial purchaser of an interest in a Class C Certificate or an Assignee cannot make the certification described in the preceding sentence, the Transferor may, in its sole discretion, prohibit a Transfer to such entity; provided, however, that if the Transferor agrees to permit such a Transfer, the Transferor, the Servicer or the Trustee may require additional certifications in order to prevent the Trust from being treated as a publicly traded partnership. Each initial purchaser of an interest in a Class C Certificate and Assignee acknowledges that the Opinion of Counsel to the effect that the Trust will not be treated as a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the certifications described in this subsection 11(c).

     (d) Upon surrender for registration of transfer of a Class C Certificate at the office of the Transfer Agent and Registrar, accompanied by a letter of representations and certification from the prospective Class C Certificateholder substantially in the form attached as Exhibit F and by a written instrument of transfer in the form approved by the Transferor and the Trustee (it being understood that, until notice to the contrary is given to Class C Certificateholders, the Transferor and the Trustee shall each be deemed to have approved the form of instrument of transfer, if any, printed on any definitive Class C Certificate), executed by the registered owner, in person or by such Class C Certificateholder's attorney thereunto duly authorized in writing, such Class C Certificate shall be transferred upon the register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee one or more new registered Class C Certificates of any authorized denominations and of a like aggregate principal amount and tenor. Transfers and exchanges of Class C Certificates shall be subject to such restrictions as shall be set forth in this Series 1999-1 Supplement and the text of the Class C Certificates and such reasonable regulations as may be prescribed by the Transferor. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register.

     (e) No Class C Certificate or any interest therein may be Transferred (including in the initial offering) to (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA), including governmental plans and church plans, (b) any "plan" (as defined in Section 4975(e)(1) of the Code) including individual retirement accounts and Keogh plans, or (c) any other entity whose underlying assets include "plan assets" (within the meaning of Department of Labor ("DOL") Regulation Section 2510.3-101, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA) by reason of a plan's investment in the entity, including, without limitation, an insurance company general account; provided, however, that a Class C Certificate or an interest therein may be Transferred to an insurance company acting on behalf of its general account if (i) on the date such insurance company acquires the Class C Certificates, less than 25% of the assets of such general account (as reasonably determined by such insurance company) constitute "plan assets" for purposes of Title I of ERISA and Section 4975 of the Code, and (ii) such insurance company agrees that if, after the initial acquisition of the Class C Certificates, at any time during any calendar quarter 25% or more of the assets of such general account (as reasonably determined by such insurance company no less frequently than each calendar quarter) constitute "plan assets" for purposes of Title I of ERISA or Section 4975 of the Code and no exemption or exception from the prohibited transaction rules applies to the continued holding of the Class C Certificates under Section 401(c) of ERISA and the final regulations thereunder or under an exemption or regulation issued by the DOL under ERISA, then such insurance company will dispose of all of the Class C Certificates then held in its general account by the end of the next following calendar quarter; and provided, further, that the Assignee shall have executed and delivered the certification referred to in subsection 11(d) above and each of the Transferor and the Servicer shall have granted its prior written consent thereto.

     (f) Notwithstanding any other provision of the Agreement, the Trustee and any Paying Agent shall comply with all Federal withholding requirements with respect to payments to the Class C Certificateholders of interest, original issue discount, or other amounts that the Trustee, any Paying Agent, the Servicer or the Transferor reasonably believes are applicable under the Code. The consent of the Class C Certificateholders shall not be required for any such withholding. In the event the Trustee or the Paying Agent withholds any amount from payments made to any Class C Certificateholder pursuant to federal withholding requirements, the Trustee or the Paying Agent shall indicate to such Class C Certificateholder the amount withheld and all such amounts shall be deemed to have been paid to such Class C Certificateholders and the Class C Certificateholders shall have no claim therefor.

     (g) As described in Section 3.7 of the Agreement, it is the intention of the parties hereto that the Class C Certificates be treated for tax purposes as indebtedness. In the event that the Class C Certificates are not so treated, it is the intention of the parties that the Class C Certificates to treated as an interest in a partnership that owns the Receivables. In the event that the Class C Certificates are treated as an interest in a partnership, it is the intention of the parties that interest payable on the Class C Certificates be treated as guaranteed payment and, if for any reason it is not so treated, that the holders of the Class C Certificates be specially allocated gross interest income equal to the interest accrued during each Interest Accrual Period on the Class C Certificates.

     SECTION 12. Ratification of Agreement.

     (a) As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

     (b) For so long as any of the Class C Certificates are outstanding, each of the Transferor, the Servicer and the Trustee agree to cooperate with each other to provide to any Class C Certificateholders and to any prospective purchaser of Class C Certificates designated by such a Class C Certificateholder upon the request of such Class C Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.

     SECTION 13. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     SECTION 14. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 15. Instructions in Writing. All instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily Report or Settlement Statement.

     IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1999-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

                                        GREEN TREE FLOORPLAN FUNDING CORP.,
                                        Transferor


                                        By:
                                           -----------------------------------
                                           Name:  Phyllis A. Knight
                                           Title: Senior Vice President and
                                                  Treasurer



                                        GREEN TREE FINANCIAL CORPORATION,
                                        Servicer


                                        By:
                                           -----------------------------------
                                           Name:  Phyllis A. Knight
                                           Title: Senior Vice President and
                                                  Treasurer


                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, Trustee


                                        By:
                                           -----------------------------------
                                           Name:  Stephen P. Seitz
                                           Title: Assistant Vice President

                                                                       Exhibit A

                      FORM OF CLASS A INVESTOR CERTIFICATE

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF GREEN TREE FLOORPLAN FUNDING CORP. THAT UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" OR SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA,
(II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

No. R-1                                                          $_____________

                  GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST
                    FLOATING RATE FLOORPLAN RECEIVABLE TRUST
                       CERTIFICATE, SERIES 1999-1, CLASS A

     Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from the portfolio of revolving financing arrangements (the "Accounts") of Green Tree Financial Corporation ("Green Tree" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

     This certificate (a "Certificate") does not represent an interest in, or obligation of, Green Tree Floorplan Funding Corp., Green Tree or any affiliate of either of them.

     This certifies that CEDE & Co. (the "Certificateholder") is the registered owner of a fractional undivided interest in the Green Tree Floorplan Receivables Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) among Green Tree Floorplan Funding Corp., as Transferor (the "Transferor"), Green Tree, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), and the Series 1999-1 Supplement, dated as of September 1, 1999 (the "Series 1999-1 Supplement"), among the Transferor, Green Tree as Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1999-1 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

     This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a class of Certificates entitled "Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1999-1, Class A" (the "Class A Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

     The Transferor has structured the Agreement, the Class A Certificates, the Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1999-1, Class B (the "Class B Certificates" and collectively with the Class A Certificates the "Offered Certificates") and the Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1999-1, Class C (the "Class C Certificates") with the intention that the Offered Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class A Certificate (a "Class A Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class A Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

     Subject to the terms of the Agreement, no principal will be payable to the Class A Certificateholders until the Class A Scheduled Payment Date in the Controlled Accumulation Period. No principal will be payable to the Class B Certificateholders, Class C Certificateholders or Class D Certificateholders until all principal payments have been made to the Class A Certificateholders.

     Each Class A Certificate represents the right to receive the lesser of (i) interest at the rate of ____% per annum above LIBOR determined on September ____, 1999 for the period from September ____, 1999 up to but excluding October 13, 1999, and at a rate equal to ____% per annum above LIBOR determined on the related LIBOR Determination Date for each Interest Accrual Period thereafter or (ii) the applicable Net Receivables Rate, (such rate, as in effect from time to time, the "Class A Certificate Rate"). Interest on the Class A Certificates will accrue from the Series 1999-1 Issuance Date and will be distributed on October 13, 1999, and on the 13th day of each month thereafter, or if such day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), in an amount equal to the product of
(a) the actual number of days in the related Interest Accrual Period divided by 360, (b) the Class A Certificate Rate and (c) the outstanding principal balance of the Class A Certificates at the close of Business on the first day of such Interest Accrual Period (or in the case of the first Distribution Date, the Class A Initial Invested Amount).

     On the earlier of (i) the _______________ Distribution Date or (ii) the first Distribution Date following the occurrence of a Pay Out Event, interest and principal will be distributed to the Class A Certificateholders monthly on each Distribution Date prior to the Series 1999-1 Termination Date. Interest for any Distribution Date will include accrued interest at the Class A Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date, from and including the Series 1999-1 Issuance Date, to but excluding such Distribution Date. Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class A Certificate Rate.

     "Class A Invested Amount" means an amount equal to

          (a) the initial principal balance of the Class A Certificates, minus
     (i) the Class A Percentage of the initial deposit to the Pre-Funding Account, plus (ii) the Class A Percentage of any withdrawals from the Pre-Funding Account pursuant to Section 4.18(b) in connection with the addition of Receivables to the Trust or payment of principal to the Series 1996-2 Certificates plus (iii) the Class A Percentage of any withdrawals from the Pre-Funding Account pursuant to Section 4.18(c), at the end of the Funding Period, for deposit into the Excess Funding Account, minus

          (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class A
     Certificateholders prior to such date, minus

          (c) the aggregate amount of Class A Investor Charge-Offs for all prior Determination Dates, and plus

          (d) the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(vi) (including amounts applied pursuant to such subsection but funded pursuant to Section 4.10(a) and (b) and
     Section 4.14(a), (b) and (c)) for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (c).

     Subject to the Agreement, payments of principal are limited to the unpaid Class A Invested Amount of the Class A Certificates, which may be less than the unpaid balance of the Class A Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class A Certificates is due and payable no later than the Distribution Date in ______________ (the "Series 1999-1 Termination Date"). After the Series 1999-1 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Certificates. In the event that the Class A Invested Amount is greater than zero on the Series 1999-1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

     IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.

                                        GREEN TREE FLOORPLAN FUNDING CORP.,
                                        Transferor


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

Dated: September 30, 1999


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, Trustee


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit B

                      FORM OF CLASS B INVESTOR CERTIFICATE

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

     EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF GREEN TREE FLOORPLAN FUNDING CORP. THAT UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" OR SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA,
(II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

No. R-1                                                         $_____________

                  GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST
                    FLOATING RATE FLOORPLAN RECEIVABLE TRUST
                       CERTIFICATE, SERIES 1999-1, CLASS B

     Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from the portfolio of revolving financing arrangements (the "Accounts") of Green Tree Financial Corporation ("Green Tree" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

     This certificate (a "Certificate") does not represent an interest in, or obligation of, Green Tree Floorplan Funding Corp., Green Tree or any affiliate of either of them.

     This certifies that CEDE & CO. (the "Certificateholder") is the registered owner of a fractional undivided interest in the Green Tree Floorplan Receivables Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) among Green Tree Floorplan Funding Corp., as Transferor (the "Transferor"), Green Tree, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), and the Series 1999-1 Supplement, dated as of September 1, 1999 (the "Series 1999-1 Supplement"), among the Transferor, Green Tree, as Servicer, and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1999-1 Supplement, is herein referred to as the "Agreement." The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

     This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a class of Certificates entitled "Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1999-1, Class B" (the "Class B Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

     The Transferor has structured the Agreement, the Class B Certificates, the Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1999-1, Class A (the "Class A Certificates" and collectively with the Class B Certificates the "Offered Certificates") and the Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1999-1, Class C (the "Class C Certificates") with the intention that the Offered Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class B Certificate (a "Class B Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class B Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

     Subject to the terms of the Agreement, no principal will be payable to the Class B Certificateholders until the date on which an amount equal to the Class A Invested Amount has been deposited in the Principal Account. No principal will be payable to the Class B Certificateholders until all principal payments have been made to the Class A Certificateholders.

     Each Class B Certificate represents the right to receive the lesser of (i) interest at the rate of _____% per annum above LIBOR determined on September ____, 1999 for the period from September ____, 1999 up to be excluding October 13, 1999, and at a rate equal to _____% per annum above LIBOR determined on the related LIBOR Determination Date for each Interest

Accrual Period thereafter or (ii) the applicable Net Receivables Rate (such rate, as in effect from time to time, the "Class B Certificate Rate"). Interest on the Class B Certificates will accrue from the Series 1999-1 Issuance Date and will be distributed on October 13, 1999, and on the 13th day of each month thereafter, or if such day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), in an amount equal to the product of
(a) the actual number of days in the related Interest Accrual Period divided by 360, (b) the Class B Certificate Rate and (c) the outstanding principal balance of the Class B Certificates at the close of business on the first day of such Interest Accrual Period.

     On the earlier of (a) the ______________ Distribution Date or (b) the first Distribution Date following the occurrence of a Pay Out Event, interest and principal will be distributed to the Class B Certificateholders monthly on each Distribution Date prior to the Series 1999-1 Termination Date. Interest for any Distribution Date will include accrued interest at the Class B Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Series 1999-1 Issuance Date, to but excluding such Distribution Date. Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class B Certificate Rate.

     "Class B Invested Amount" for any date means an amount equal to

          (a) the initial principal balance of the Class B Certificates, minus
     (i) the Class B Percentage of the initial deposit to the Pre-Funding Account, plus (ii) the Class B Percentage of any withdrawals from the Pre-Funding Account pursuant to Section 4.18(b) in connection with the addition of Receivables to the Trust or payment of principal to the Series 1996-2 Certificates plus (iii) the Class B Percentage of any withdrawals from the Pre-Funding Account pursuant to Section 4.18(c), at the end of the Funding Period, for deposit into the Excess Funding Account, minus

          (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class B
     Certificateholders prior to such date, minus

          (c) the aggregate amount of the Class B Investor Charge-Offs for all prior Determination Dates equal to the amount by which the Class B Invested Amount has been reduced to fund the Investor Default Amounts on all prior Determination Dates pursuant to Section 4.13(c), minus

          (d) the aggregate amount of Reallocated Class B Principal Collections for which neither the Class D Invested Amount nor the Class C Invested Amount has been reduced for all prior Distribution Dates, and plus

          (e) the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(viii) (including amounts applied pursuant to such subsection but funded pursuant to Section 4.10(a) and (b) and Section

     4.14(a) and (b)) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

     Subject to the Agreement, payments of principal are limited to the unpaid Class B Invested Amount of the Class B Certificates, which may be less than the unpaid balance of the Class B Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class B Certificates is due and payable no later than the Distribution Date in _____________ (the "Series 1999-1 Termination Date"). After the Series 1999-1 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class B Certificates. In the event that the Class B Invested Amount is greater than zero on the Series 1999-1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

     IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.

                                        GREEN TREE FLOORPLAN FUNDING CORP.,
                                        Transferor


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

Dated: September 30, 1999


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, Trustee


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit C

                      FORM OF CLASS C INVESTOR CERTIFICATE

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE TRANSFEROR. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

     THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED, ON OR THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7740(b)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR ANY INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.

     EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF GREEN TREE FLOORPLAN FUNDING CORP. THAT, UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER EITHER (A) IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED

IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY, INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY GENERAL ACCOUNT OR (B) IS AN INSURANCE COMPANY ACTING ON BEHALF OF ITS GENERAL ACCOUNT AND (I) ON THE DATE IT ACQUIRES THE CERTIFICATES, LESS THAN 25% OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS REASONABLY DETERMINED BY SUCH INSURANCE COMPANY) CONSTITUTE PLAN ASSETS FOR PURPOSES OF TITLE I OF ERISA AND SECTION 4975 OF THE CODE, AND (II) IF, AFTER THE INITIAL ACQUISITION OF THE CERTIFICATES, AT ANY TIME DURING ANY CALENDAR QUARTER 25% OR MORE OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS REASONABLY DETERMINED BY SUCH INSURANCE COMPANY NO LESS FREQUENTLY THAN EACH CALENDAR QUARTER) CONSTITUTE PLAN ASSETS FOR PURPOSES OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE AND NO EXEMPTION OR EXCEPTION FROM THE PROHIBITED TRANSACTION RULES APPLIES TO THE CONTINUED HOLDING OF THE CERTIFICATES UNDER SECTION 401(c) OF ERISA AND THE FINAL REGULATIONS THEREUNDER OR UNDER AN EXEMPTION OR REGULATION ISSUED BY THE UNITED STATES DEPARTMENT OF LABOR UNDER ERISA, THEN SUCH INSURANCE COMPANY AGREES TO DISPOSE OF ALL OF THE CERTIFICATES THEN HELD IN ITS GENERAL ACCOUNT BY THE END OF THE NEXT FOLLOWING CALENDAR QUARTER.

No. ______________                                                  $__________

           GREEN TREE FLOATING RATE FLOORPLAN RECEIVABLES MASTER TRUST
              FLOATING RATE FLOORPLAN RECEIVABLE TRUST CERTIFICATE,
                             SERIES 1999-1, CLASS C

     Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from the portfolio of revolving financing arrangements (the "Accounts") of Green Tree Financial Corporation ("Green Tree" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

     This certificate (a "Certificate") does not represent an interest in, or an obligation of, Green Tree Floorplan Funding Corp., Green Tree or any affiliate of either of them, except to the extent set forth in the Agreement.

     This certifies that Green Tree Floorplan Funding Corp. (the "Certificateholder") is the registered owner of a fractional undivided interest in the Green Tree Floorplan Receivables Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) among Green Tree Floorplan Funding Corp., as Transferor (the "Transferor"), Green Tree, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), and the Series 1999-1 Supplement, dated as of September 1, 1999 (the "Series 1999-1 Supplement"), among the Transferor, Green Tree, as Servicer, and the Trustee.

The Pooling and Servicing Agreement, as supplemented by the Series 1999-1 Supplement, is herein referred to as the "Agreement." The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

     This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a class of Certificates entitled "Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1999-1, Class C" (the "Class C Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

     The Transferor has structured the Agreement, the Class C Certificates, the Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1999-1, Class A (the "Class A Certificates") and the Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1999-1, Class B (the "Class B Certificates") with the intention that the Class A, Class B and Class C Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class C Certificate (a "Class C Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class A, Class B and Class C Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

     Subject to the terms of the Agreement, no principal will be payable to the Class C Certificateholders until the date on which an amount equal to the Class B Invested Amount has been deposited in the Principal Account. No principal will be payable to the Class C Certificateholders until all principal payments have been made to the Class A Certificateholders and the Class B Certificateholders.

     Each Class C Certificate represents the right to receive the lesser of (i) interest at the rate of _____% per annum above LIBOR determined on September ____, 1999 for the period from September ____, 1999 up to but excluding October 13, 1999, and at a rate equal to ____% per annum above LIBOR determined on the related LIBOR Determination Date for each Interest Accrual Period thereafter or
(ii) the applicable Net Receivables Rate (such rate, as in effect from time to time, the "Class C Certificate Rate"). Interest on the Class C Certificates will accrue from the Series 1999-1 Issuance Date and will be distributed on October 13, 1999, and on the 13th day of each month thereafter, or if such day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related Interest Accrual Period divided by 360, (b) the Class C Certificate Rate and (c) the outstanding principal balance of the Class C Certificates at the close of business on the first day of such Interest Accrual Period.

     "Class C Invested Amount" for any date means an amount equal to

          (a) the initial principal balance of the Class C Certificates, minus
     (i) the Class C Percentage of the initial deposit to the Pre-Funding Account, plus (ii) the Class C Percentage of any withdrawals from the Pre-Funding Account pursuant to Section 4.18(b) in connection with the addition of Receivables to the Trust or payment of principal to the Series 1996-2 Certificates plus (iii) the Class C Percentage of any withdrawals from the Pre-Funding Account pursuant to Section 4.18(c), at the end of the Funding Period, for deposit into the Excess Funding Account, minus

          (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class C
     Certificateholders prior to such date, minus

          (c) the aggregate amount of the Class C Investor Charge-Offs for all prior Distribution Dates equal to the amount by which the Class C Invested Amount has been reduced to fund the Investor Default Amounts on all prior Distribution Dates pursuant to Section 4.13(b), minus

          (d) the aggregate amount of Reallocated Class C Principal Collections for which the Class D Invested Amount has not been reduced for all prior Distribution Dates (provided that the Class C Invested Amount may not be reduced below zero), and plus

          (e) the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(ix) (including amounts applied pursuant to such subsection but funded pursuant to Section 4.10(a) and (b) and
     Section 4.14(a)) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

     Subject to the Agreement, payments of principal are limited to the unpaid Class C Invested Amount of the Class C Certificates, which may be less than the unpaid balance of the Class C Certificates pursuant to the terms of the Agreement. All principal on the Class C Certificates is due and payable no later than the Distribution Date in ______________ (or if such day is not a Business Day, the next succeeding Business Day) (the "Series 1999-1 Termination Date"). After the Series 1999-1 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal on the Class C Certificates. In the event that the Class C Invested Amount is greater than zero on the Series 1999-1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

     IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.

                                        GREEN TREE FLOORPLAN FUNDING CORP.,
                                        Transferor


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

Dated: September 30, 1999


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class C Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, Trustee


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit D

                      FORM OF CLASS D INVESTOR CERTIFICATE

     THIS CERTIFICATE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. GREEN TREE FLOORPLAN FUNDING CORP. SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS CERTIFICATE UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH PROPOSED TRANSFER WILL NOT ADVERSELY AFFECT THE FEDERAL OR MINNESOTA INCOME TAX CHARACTERIZATION OF ANY OUTSTANDING SERIES OF INVESTOR CERTIFICATES OR THE TAXABILITY (OR TAX CHARACTERIZATION) OF THE TRUST UNDER FEDERAL OR MINNESOTA INCOME TAX LAWS. IN NO EVENT SHALL THE TRANSFEROR BE PERMITTED TO TRANSFER ANY INTEREST IN OR PORTION OF THIS CERTIFICATE IF, AFTER GIVING EFFECT TO SUCH PROPOSED TRANSFER, TAKING INTO ACCOUNT THE CERTIFICATES WHOSE TRANSFER IS PROPOSED, MORE THAN 20% (BY INVESTED AMOUNT AND BY VALUE) OF THE OUTSTANDING CERTIFICATES ISSUED BY THE TRUST WITH RESPECT TO WHICH NO OPINION OF COUNSEL WAS ISSUED THAT THE APPLICABLE CLASS WOULD BE TREATED AS DEBT FOR FEDERAL INCOME TAX PURPOSES (INCLUDING THE EXCHANGEABLE TRANSFEROR CERTIFICATE AND EACH TRANSFEROR RETAINED CLASS) WOULD NOT BE BENEFICIALLY OWNED BY GREEN TREE FLOORPLAN FUNDING CORP.

     EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF GREEN TREE FLOORPLAN FUNDING CORP. THAT UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" OR SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA,
(II) A PLAN DESCRIBED

IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

No.________                                                           $_________

                  GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST
              FLOATING RATE FLOORPLAN RECEIVABLE TRUST CERTIFICATE,
                             SERIES 1999-1, CLASS D

     Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from the portfolio of revolving financing arrangements (the "Accounts") of Green Tree Financial Corporation ("Green Tree" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

     This certificate (a "Certificate") does not represent an interest in, or an obligation of, Green Tree Floorplan Funding Corp., Green Tree or any affiliate of either of them.

     This certifies that Green Tree Floorplan Funding Corp. (the "Certificateholder") is the registered owner of a fractional undivided interest in the Green Tree Floorplan Receivables Master Trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) among Green Tree Floorplan Funding Corp., as Transferor (the "Transferor"), Green Tree, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), and the Series 1999-1 Supplement, dated as of September 1, 1999 (the "Series 1999-1 Supplement"), among the Transferor, Green Tree, as Servicer, and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1999-1 Supplement, is herein referred to as the "Agreement."

     This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a class of Certificates entitled "Green Tree Floorplan Receivables Master Trust Floorplan Receivable Trust Certificates, Series 1999-1, Class D" (the "Class D Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

     Green Tree Floorplan Funding Corp. shall be prohibited from Transferring any interest in or portion of the Class D Certificate unless, prior to such Transfer, it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed Transfer will not adversely affect the Federal or Minnesota income tax characterization of any outstanding Series of Investor Certificate or the taxability (or tax characterization) of the Trust under Federal or Minnesota income tax laws. In no event shall Green Tree Floorplan Funding Corp. be permitted to Transfer any interest in or portion of the Class D Certificate if, after giving effect to such proposed Transfer, taking into account the certificates whose Transfer is proposed, more than 20% (by Invested Amount and by value) of the outstanding certificates issued by the Trust with respect to which no Opinion of Counsel was issued that the applicable class would be treated as debt for federal income tax purposes (including the Exchangeable Transferor Certificate and each Transferor Retained Class) would not be beneficially owned by the Transferor.

     Subject to the terms of the Agreement, no principal will be payable to the Class D Certificateholders until the date on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account. No principal will be payable to the Class D Certificateholders until all principal payments have first been made to the Class A Certificateholders, the Class B Certificateholders and the Class C Certificateholders.

     Each Class D Certificate represents the right to receive the lesser of (i) interest at the rate of ____% per annum above LIBOR determined on September ____, 1999 for the period from September ____, 1999 up to be excluding October 13, 1999, and at a rate equal to ____% per annum above LIBOR determined on the related LIBOR Determination Date for each Interest Accrual Period thereafter or
(ii) the applicable Net Receivables Rate (such rate, as in effect from time to time, the "Class D Certificate Rate"). Interest on the Class D Certificates will accrue from the Series 1999-1 Issuance Date and will be distributed on October 13, 1999, and on the 13th day of each month thereafter, or if such day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related Interest Accrual Period divided by 360, (b) the Class D Certificate Rate and (c) with respect to the Funding Period, the outstanding principal balance of the Class D Certificates at the close of business on the first day of such Interest Accrual Period.

     "Class D Invested Amount" means an amount equal to (a) the initial principal balance of the Class D Certificates plus (b) the Class D Incremental Invested Amount for the related Monthly Period, plus (c) any Additional Class D Invested Amount, minus (d) the aggregate amount of principal payments made to Class D Certificateholders prior to such date, minus (e) the aggregate amount of Class D Investor Charge-Offs for all prior Determination Dates as described in the Agreement, minus (f) the aggregate amount of Reallocated Class D Principal Collections for all prior Distribution Dates, plus (g) the aggregate amount of Interest Collections and Excess Interest Collections applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (e) and (f).

     Subject to the Agreement, payments of principal are limited to the unpaid Class D Invested Amount of the Class D Certificates, which may be less than the unpaid balance of the Class D Certificates pursuant to the terms of the Agreement.

     All principal of and interest on the Class D Certificates is due and payable no later than the Distribution Date in ____________ (the "Series 1999-1 Termination Date"). After the Series 1999-1 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class D Certificates. In the event that the Class D Invested Amount is greater than zero on the Series 1999-1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

     IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.

                                        GREEN TREE FLOORPLAN FUNDING CORP.,
                                        Transferor


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

Dated: September 30, 1999


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class D Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, Trustee


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit E

                             FORM OF MONTHLY REPORT

                 (The numbers included in the following form are
                        for informational purposes only)

                       GREEN TREE FLOORPLAN FUNDING CORP.

                                   ----------

                  GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST

                                   ----------

                                 (See Attached)

                                                                       Exhibit F


                 Form of Representation Letter and Certification


                                                                   _______, ____

Green Tree Floorplan Funding Corp.
500 Landmark Towers
345 St. Peter Street
St. Paul, MN  55102
Attention:  Chief Financial Officer

Norwest Bank Minnesota, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479-0069
Attention:  Corporate Trust Department

Ladies and Gentlemen:

     This is to notify you as to the transfer of $______ of Floorplan Receivable Trust Certificates, Series 1999-1, Class C (the "Class C Certificates") of Green Tree Floorplan Receivables Master Trust (the "Company").

     The undersigned is the holder of the Class C Certificates and with this notice hereby deposits with the Trustee $_____ principal amount of Class C Certificates and requests that Class C Certificates in the same principal amount be issued and executed by the Company and authenticated by the Trustee and registered to the purchaser on _________, ____, as specified in the Pooling and Servicing Agreement, as supplemented by the Series 1999-1 Supplement thereto, as follows:

         Name:                                                    Denominations:
         Address:
         Taxpayer I.D. No.:

     In connection with the proposed purchase, the undersigned hereby confirms that:

     1. The undersigned (i) reasonably believes the purchaser is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933 (the "Act"), (ii) such purchaser has acquired the Class C Certificates in a transaction effected in accordance with the exemption from the registration requirements of the Act provided by Rule 144A and, (iii) if the purchaser has purchased the Certificates for one or more accounts for which it is acting as fiduciary or agent, (A) each such account is a qualified institutional buyer and
(B) each such account is acquiring the Class C Certificates for its own account or for one or more institutional accounts for which it is acting as fiduciary or agent in a minimum amount equivalent to not less than U.S. $250,000 for each such account.

     2. The undersigned has neither acquired nor will the undersigned reoffer, resell, pledge or otherwise transfer (any such act, a "Transfer") any Class C Certificate the undersigned acquires (or any interest therein) or cause any Class C Certificate (or any interest therein) to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code") and any treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

     3. The undersigned is not and will not become, for so long as the undersigned owns any interest in the Class C Certificates, a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes. [If this representation cannot be made, the Transferor, the Servicer or the Trustee may require additional representations.]

     4. The undersigned is a person who is either (A)(i) a citizen or resident of the United States, (ii) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a person not described in (i) or (ii) whose ownership of the Class C Certificates is effectively connected with a such person's conduct of a trade or business within the United States (within the meaning of the Code) and our ownership of any interest in the Class C Certificate will not result in any withholding obligation with respect to any payments with respect to the Class C Certificates by any person or (B) an estate or trust the income of which is includible in gross income for United States federal income tax purposes. The undersigned agrees that (a) if the undersigned is a person described in clause (A)(i) or
(A)(ii) above, the undersigned will furnish to the person from whom the undersigned is acquiring a Class C Certificate, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form W-9 and a new Form W-9, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form or (b) if the undersigned a person described in clause
(A)(iii) above, the undersigned will furnish to the person from whom the undersigned is acquiring a Class C Certificate, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form 4224 and a new Form 4224, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form (and, in each case, such other certifications, representations or opinions of counsel as may be requested by the Transferor, the Servicer or the Trustee). The undersigned recognizes that if the undersigned is a tax-exempt entity, payments with respect to the Class C Certificates may constitute unrelated business income.

     5. The undersigned understands that no subsequent Transfer of a Class C Certificate is permitted unless (i) such Transfer is of a Class C Certificate with a denomination of at least $1,000,000 and (ii) the Transferor and the Servicer each consents in writing to the proposed Transfer, which consent shall be granted (assuming that all other conditions to such Transfer are satisfied) unless either the Transferor or the Servicer determines in its sole and absolute discretion that such Transfer would created a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation; provided, that any attempted Transfer that would cause the number of Targeted

Holders (as defined in the Series 1999-1 Supplement) to exceed ninety nine shall be void; and provided, further, that there shall not at any time be more than 5 holders of Class C Certificates of Series 1999-1 or such other number as may be consented to by the Transferor, which consent may be withheld in its sole and absolute discretion.

     6. The undersigned understands that the opinion of tax counsel that the Trust is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs 2, 3, 4 and 5 above and that, if such representations are not accurate, in addition to being subject to having the purchase rescinded, the undersigned will be liable for damages.

     7. The undersigned is either (a) not (i) an "employee benefit plan" (as defined in Section 3(3) of ERISA), including governmental plans and church plans, (ii) a plan described in Section 4975(e)(1) of the Code, including individual retirement accounts and Keogh plans, or (iii) any other entity whose underlying assets include "plan assets" (as defined in the United States Department of Labor ("DOL") Regulation Section 2510.3-101, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA) by reason of a plan's investment in the entity, including, without limitation, an insurance company general account, or
(b) an insurance company acting on behalf of a general account and (i) on the date hereof less than 25% of the assets of such general account (as reasonably determined by us) constitute "plan assets" for purposes of Title I of ERISA and
Section 4975 of the Code, and (ii) the undersigned agrees that if, after the undersigned's initial acquisition of the Class C Certificates, at any time during any calendar quarter 25% or more of the assets of such general account (as reasonably determined by us no less frequently than each calendar quarter) constitute "plan assets" for purposes of Title I of ERISA or Section 4975 of the Code and no exemption or exception from the prohibited transaction rules applies to the continued holding of the Class C Certificates under Section 401(c) of ERISA and the final regulations thereunder or under an exemption or regulation issued by the DOL under ERISA, we will dispose of all of the Class C Certificates then held in our general account by the end of the next following calendar quarter.

     8. The undersigned understands that any purported Transfer of any Class C Certificate in contravention of the restrictions and conditions set forth in paragraphs 1 through 7 above (including any violation of the representation in paragraph 3 by an investor who continues to hold a Class C Certificate occurring any time after the Transfer in which it acquired such Class C Certificate) shall be null and void, and the purported transferee shall not be recognized by the Trust or any other person as a Class C Certificateholder for any purpose.

     9. The person signing this letter on behalf of the ultimate beneficial purchaser of the Class C Certificates has been duly authorized by such beneficial purchaser of the Class C Certificates to do so.

     10. The Class C Certificates purchased by the undersigned should be registered in the name and issued in the denominations set forth on Schedule 1 hereto. All payments on the Class C Certificates held by the undersigned should be wired in accordance with the instructions set forth on Schedule 1 hereto unless the undersigned otherwise notifies the Transferor, the Servicer and the Trustee in writing.

     You are entitled to rely upon this letter, and the undersigned understands that, in granting their respective consents to the purchase of Class C Certificates, the Transferor and the Servicer will rely on the undersigned's representations and warranties in this letter and on the undersigned's certifications in the documents (including, without limitation, the Form W-9 or Form 4224, as applicable) delivered by the undersigned to the Transferor, the Servicer or the Trustee in conjunction with the purchase of Class C Certificates by the undersigned. You are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,

                                        NAME OF HOLDER OF CERTIFICATE



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title: Chief Financial or
                                                  other Executive Officer

                                                                      Schedule 1

                      Registration and Payment Instructions


Registration Instructions:

Full Legal Name of Purchaser:___________________________________________________
Name in Which Certificates Should be Registered:________________________________ Number and Denomination of Certificates:________________________________________
________________________________________________________________________________




Payment Instructions:

Name of Bank:    ____________________________
Address of Bank: ____________________________
Account Name:    ____________________________
Account Number:  ____________________________
ABA Number:      ____________________________
Reference:       ____________________________



Notice Information:

Address:         ____________________________
                 ____________________________
Attention:       ____________________________
Telephone:       ____________________________
Telefax:         ____________________________

[Please attach an original executed U.S. Internal Revenue Service Form W-9 and/or Form 4224, if applicable]